Execution Copy	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

Exhibit 10.k
TXU Generation Development Company LLC
1601 Bryan Street
Dallas, TX 75201-3411

June 6, 2006

***

Re:   Transaction Confirmation
             Our Ref:_____________  Fax:  _______________

     *** Ref: _____________

Dear Sirs:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the transaction entered into between *** (“Party A”) and TXU Generation Development Company LLC, a Delaware limited liability company (“Party B”) on the Trade Date specified below (this “Transaction”).

The definitions and provisions contained in the 2000 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. (“ISDA”), as supplemented from time to time, (collectively the “2000 ISDA Definitions”) are incorporated into this Confirmation. Additionally, the 2005 Commodity Derivatives Definitions, as supplemented or modified from time to time (collectively, the “Commodity Definitions”) published by ISDA are hereby incorporated into this Confirmation by reference with respect to any “Transactions” (as defined by the Commodity Definitions) in commodities, except as otherwise specifically provided in this Confirmation. In the event of any inconsistency between the 2000 Definitions and the Commodity Definitions with respect to such Transactions, the Commodity Definitions will prevail.

This Confirmation evidences a complete and binding agreement between Party A and Party B as to the terms of the Transaction to which this Confirmation relates. The Parties to this Confirmation shall in good faith attempt to negotiate and execute a 1992 ISDA Master Agreement (Multicurrency-Cross Border) (the “ISDA Form” or, when executed, the “Agreement”) with such modifications as Party A and Party B will in good faith agree. Upon execution of the Agreement, this Confirmation will supplement, form a part of, and be subject to that Agreement. Until Party A and Party B execute and deliver the Agreement, if any, this Confirmation, together with all other documents referring to the ISDA Form (each a “Confirmation”) confirming transactions (each a “Transaction”) entered into between Party A and Party B (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of, and be subject to an agreement (which shall survive the termination of this Transaction) in the form of the ISDA Form as if Party A and Party B had executed an agreement in such form effective as of the Trade Date of the first Transaction between Party A and Party B (but without any Schedule except for (i) the election of Loss and Second Method for the purposes of payments on early termination, (ii) New York law as the governing law, (iii) US Dollars (“USD”) as the Termination Currency, (iv) specifying that Section 2(c)(ii) of the ISDA Form will not apply, (v) Section 5(a)(vi) of the ISDA Form shall be amended by: (A) deleting the phrase “, or becoming capable at such time of being declared,” therefrom, (B) the Threshold Amount with respect to Party B shall be $50,000,000 up to and including December 31, 2007 and $100,000,000 on and after January 1, 2008, and (C) deleting clause (2) thereof with respect to Party B, and (vi) Party A is the Calculation Agent unless an Event of Default or a Potential Event of Default where Party A is the Defaulting Party shall occur, in which case Party B shall be the Calculation Agent).

This Transaction and any future Transactions between the parties are entered into on the understanding that this Confirmation and any future Confirmations form a single agreement between the parties, and the parties would not otherwise enter into any Transaction(s).

This Confirmation supersedes any prior oral or written agreement between the Parties regarding the subject matter hereof. This Confirmation, together with the ISDA Form, shall constitute the entire agreement between the Parties with respect to this Transaction.

*** CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

Unless otherwise agreed, all money payable by one party (the “Payor”) to the other (the “Payee”) in respect of a Transaction shall be paid free and clear of, and without withholding or deduction for, any taxes or duties of whatsoever nature imposed, levied, collected, withheld or assessed by any authority having power to tax (a “Tax”), unless the withholding or deduction of such Tax is required by law. In that event, unless otherwise agreed, Payor shall pay such additional amounts as will result in the net amounts receivable by Payee (after taking account of such withholding or deduction) being equal to such amounts as would have been received by Payee had no such Tax been required to be withheld or deducted; provided the term “Tax” shall not include any Tax that would not been imposed but for (i) the failure of Payee to timely deliver any tax form or document reasonably requested by Payor, or (ii) the existence of any present or former connection between Payee and the jurisdiction imposing such Tax other than the mere receipt of payment from Payor or the performance of Payee's obligations under a Transaction.

1.    Transactions:

The transactions, the terms of which are set forth in Schedule 1 (collectively, this “Transaction”), are commodity swaps.

2.    Collateral Requirements:

Party A Credit Terms:

Credit Support Provider: ***.

Credit Support Document: Guaranty of *** in the form attached as Annex A delivered within two (2) Business Days of the execution of this Transaction.

The 1994 ISDA Credit Support Annex (New York law) shall apply to this Confirmation and is incorporated herein by reference. Paragraph 13 thereof is attached as Annex B; provided that the obligation of Party A to post Eligible Collateral thereunder shall not commence until the LC Termination Date.

Party B Credit Terms:

Credit Support Provider: The issuer of any Acceptable Letter of Credit provided by Party B hereunder.
Credit Support Document: (a) Any Acceptable Letter of Credit provided, or required to be provided, by Party B hereunder; and (b) any document evidencing or granting a lien in Big Brown Collateral or Alternate Physical Collateral provided, or required to be provided, by Party B hereunder.

(a)
Provision Controlling. Notwithstanding anything to the contrary in this Transaction, the ISDA Form or the Agreement, the provisions of this Section 2 shall govern all of the obligations of Party B with respect to the posting of collateral to Party A with respect to this Transaction, all Transactions under the Agreement and any Back to Back Documentation (as defined in Section 9). In the event of any conflict between the terms and conditions of this Section 2 and any other provision of the Agreement, any schedule, annex or exhibit to the Agreement, any Confirmation issued under the Agreement or any Back to Back Documentation, the terms of this Section 2 shall control and govern. The parties agree that this Section 2 shall be a part of the Agreement and any Back to Back Documentation as executed and shall serve as a collateral addendum for the Agreement and any Back to Back Documentation.

(b)	Trade Date to LC Termination Date (“Phase I”).

(i)	Phase I Collateral. No later than three (3) Business Days after the Trade Date, Party B shall, in order to secure Party B's obligations hereunder, deliver to Party A Acceptable Letters of Credit having a collective stated amount equal to $500 million. Party B shall maintain such Acceptable Letters of Credit in effect until the date (the “LC Termination Date”) when Party B (through its applicable Affiliate) provides to Party A or Party A’s designee, and Party A accepts, the first priority security interest in and lien on the Big Brown Collateral or otherwise provides to Party A or Party A’s designee, and Party A accepts, other Acceptable Collateral as described in clause (c)(ii)(A) or (B) as applicable. On the earlier of (i) the LC Termination Date or (ii) the date on which no obligations in respect of this Transaction remain outstanding (other than contingent and unasserted obligations in
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respect of indemnities and similar provisions), Party A shall return the Acceptable Letters of Credit referred to in this clause (b) to Party B; provided that Party A may continue to hold such Acceptable Letters of Credit notwithstanding the occurrence of the LC Termination Date where Party B has elected to increase the amount of such Acceptable Letters of Credit pursuant to clause (c)(ii)(B) below (and such Acceptable Letters of Credit shall be subject to return as specified in clause (c)(iii) below).

(ii)
Phase I Due Diligence on Big Brown Collateral. From and after the Trade Date, Party B shall provide, or cause its Affiliates to provide, Party A and its representatives with commercially reasonable access and cooperation to enable Party A to perform due diligence review of the Big Brown Facility and/or the facilities making up any Alternative Physical Collateral, as applicable, which access and cooperation shall include (A) providing copies of relevant documents (including tax and operational but excluding, except as provided in subclause (B) following, environmental information), (B) a copy of the most recent Phase I environmental site assessment, and, if such Phase I environmental site assessment resulted in a Phase II environmental site assessment, a copy of such Phase II environmental site assessment, (C) access to the relevant power generation facility and associated interconnection, transportation, storage and other related facilities during normal working hours, and (D) good faith responses to customary requests for further relevant information (collectively “Due Diligence”). Party A agrees to complete its Due Diligence within twenty-one (21) days of receipt from Party B of all of the information in Party A’s Due Diligence requests.

(c)	LC Termination Date to Adjustment Date (“Phase II”).

(i)
Condition Precedent to the Delivery of the Phase II Physical Collateral.  It shall be a condition precedent to Party B’s ability to deliver the first priority lien on the Big Brown Collateral pursuant to Section 2(c)(ii)(A) or, solely in the event that the Big Brown Collateral has previously been released, Section 2(f) below, or the first priority lien on the Alternative Physical Collateral pursuant to Section 2(c)(ii)(B)(1) or, solely in the event that the Alternative Physical Collateral has previously been released, Section 2(f) below, that first Party A shall have delivered a notice to Party B that Party A has completed its Due Diligence review to its satisfaction (a “Diligence Completion Notice”) or waived the same. Unless and until Party A delivers such notice or waiver, from and after ninety (90) days after the Trade Date, Party B shall provide Party A with the Acceptable Letter(s) of Credit specified in Section 2(c)(ii)(B)(2); provided, however, that Party B shall be entitled to request in writing that Party A deliver the Diligence Completion Notice at any time on or after the date which is thirty (30) days following the Trade Date (or, in the case of any transaction under Section 2(f), fourteen (14) days following the date on which such transaction is proposed) and Party A shall, within ten (10) Business Days of the delivery of such request, either: (A) deliver to Party B the Diligence Completion Notice or (B) deliver to Party B a specific list of outstanding items that it requires in order to complete its Due Diligence; provided further that if Party A fails to provide either of the foregoing within said ten (10) Business Day period, it shall be deemed to have waived the condition that a Diligence Completion Notice be delivered.

(ii)	Delivery of Collateral. Party B shall, within ninety (90) days of the Trade Date, in order to secure its obligations to Party A hereunder, either:

(A)	if the condition in Section 2(c)(i) above has been satisfied or waived, cause to be delivered to Party A or Party A’s designee: (1) a first priority lien on and security interest in the Big Brown Collateral, subject to Big Brown Permitted Liens; provided that such first priority lien and security interest is and shall be applicable solely to Party B’s obligations under this Transaction, all Transactions under the Agreement and any other Back to Back Documentation in an amount not to exceed its Collateral Percentage of the value of the Big Brown Collateral, (2) if required by Party A, a mortgagee’s title policy on the real property interests in the Big Brown Collateral in a form reasonably acceptable to Party A and in an amount equal to $100,000,000, or such lesser amount as may be agreed between Party A and Party B as representing the value of the real property interests only with respect to the Big Brown Collateral, (3) evidence of property insurance covering the Big Brown Collateral consistent with customary utility standards, (4) an opinion of Texas counsel (which may be in-house counsel), and, with respect to enforceability of this Transaction, New York counsel to Party B (in each case subject to customary qualifications, assumptions and exceptions) as to the valid formation of Party B and Big Brown Company, the power and authority of Party B

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and Big Brown Company to execute, deliver, enter into, and perform its obligations under this Transaction and the collateral security documents, the enforceability of this Transaction, the creation and perfection of the security interests in the Big Brown Collateral in favor of Party A (or its designee) or its collateral agent and that this Transaction, the Agreement and the collateral security documents do not violate the provisions of Party B or Big Brown Company’s governing documents or material agreements (collectively, the “Opinions”); (5) a copy of a real property mortgage and fixture filing (the “Big Brown Mortgage”) granting the lien and security interest referred to in clause (1) above, (6) UCC-1 financing statements filed with the appropriate state and local authorities perfecting the lien and security interest on personal property referred to in clause (1) above, (7) a letter agreement, in a form reasonably acceptable to Party A, between Party B and Big Brown Company pursuant to which Party B pays Big Brown Company a fee of $500,000 per annum (in advance) in consideration for Big Brown Company making its assets available for credit support for Party B’s obligations, and which provides that, for so long as the Big Brown Collateral is provided to Party A hereunder, such letter agreement shall not be materially modified or terminated nor any of its material provisions waived, without the prior written consent of Party A, (8) a letter from TXU Energy Company LLC to Party A pursuant to which TXU Energy Company LLC indemnifies Party A from and against any and all claims, losses, liabilities, suits, obligations, fines, damages, judgments, penalties, charges, costs and expenses (including reasonable attorneys' fees and disbursements), whether civil or criminal, arising under a theory of negligence or strict liability, or otherwise, which, directly or indirectly: (I) arise or relate to the period when an Affiliate of Party B was the owner or operator of the Big Brown Collateral, and (II) result from, or in connection with, any use, release or discharge of Hazardous Materials in violation of applicable law at, upon or under any property of Big Brown Company, and which provides that such indemnity letter will survive the transfer or novation of this Transaction, and (9) an opinion of a qualified investment bank or valuation consultant (mutually acceptable to Party A and Party B) that, after the delivery of the Big Brown Collateral hereunder, the Big Brown Company shall be solvent, provided that the cost of such opinion shall be for the account of Party A (in the amount agreed upon prior to the commencement of such bank or consultant's engagement) (and Big Brown Company shall, until the lien on the Big Brown Collateral is released in accordance with clause 2(c)(iii) below, be considered a “Credit Support Provider” hereunder); or

(B)	provide to Party A (or Party A's designee) either:

(1)
if the condition in Section 2(c)(i) above has been satisfied or waived, collateral in the form of a first priority lien on and security interest in all or a portion of another coal and/or lignite-fired power plant (“Alternative Physical Collateral”), as mutually agreed between Party A and Party B and subject to Alternative Physical Collateral Permitted Liens, which Alternative Physical Collateral shall be (a) of at least equivalent value to the Big Brown Collateral, as determined by reference to the written opinion of an accounting or energy consulting firm chosen by mutual agreement of the Parties and generally known in the utility industry to have expertise in valuing power generation facilities, (b) delivered together with the deliverables identified in sub-clauses (2) through (9) of Section 2(c)(ii)(A) of this Confirmation, with such changes as are necessary to reflect the substitution of the Alternative Physical Collateral for the Big Brown Collateral, and the owner of the Alternative Physical Collateral for Big Brown Company, and (c) documented to reflect such grant of collateral as the parties may agree. The value of Party A’s claim against the lien and security interest shall be limited to an amount equal to the Collateral Percentage of the value of the Alternative Physical Collateral; or

(2)
Acceptable Letters of Credit having a collective stated amount of $1 billion; provided that if the Big Brown Collateral, Alternative Physical Collateral or the DevCo Collateral has not been provided prior to the date that is three hundred and sixty-five (365) days following the Trade Date (such date, the “Anniversary Date”), the aggregate amount of such Acceptable Letters of Credit shall be increased on the Anniversary Date to $2.0 billion;

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(any such credit support as referred to in the foregoing clauses (1) and (2), “Acceptable Collateral”);

 provided that: (x) if Party B is able to cause to be provided to Party A the Big Brown Collateral referred to in clause 2(c)(ii)(A), any Alternative Physical Collateral or the DevCo Collateral provided in Section 2(d) below at any time following the posting of Acceptable Letters of Credit, such Acceptable Letters of Credit shall promptly be returned to Party B by Party A and the provisions of clause (A) above (in the case of the Big Brown Collateral), clause (B)(1) above (in the case of Alternative Physical Collateral) or Section 2(d) (in the case of the DevCo Collateral) shall apply and (y) if Party B is able to cause to be provided to Party A the Big Brown Collateral referred to in the foregoing clause (A) or the DevCo Collateral provided in Section 2(d) below at any time following the posting of any Alternative Physical Collateral, Party A shall promptly release its lien on and security interest in such Alternative Physical Collateral (and Party A shall promptly execute such releases and other documentation as may be necessary or, in the reasonable opinion of Party B, desirable to effect such release) and the provisions of clause (A) above (in the case of the Big Brown Collateral) or Section 2(d) (in the case of the DevCo Collateral) shall apply.

(iii)	Release of Collateral. On the earlier of (A) the Five Plant Permit Date and (B) the date on which no obligations in respect of this Transaction remain outstanding (other than contingent and unasserted obligations in respect of indemnities and similar provisions), Party A shall, at Party B’s sole cost and expense, release its liens on and security interests in the Big Brown Collateral or other Acceptable Collateral (or, in the case of Acceptable Collateral consisting of an Acceptable Letters of Credit, return such Acceptable Letters of Credit to Party B) and promptly execute such releases and other documentation as may be necessary or, in the reasonable opinion of Party B, desirable to effect such release.

(iv)	Additional Liens. If, at any time, and subject to Section 2(c)(v) below, Party B or any of its affiliates desire to provide a lien on and security interest in the Big Brown Collateral or other Alternative Physical Collateral to any person other than Party A in order to secure obligations under any other indebtedness (including, without limitation, other commodity hedges, power purchase agreements or similar hedge obligations) of any person, Party A agrees that (A) to the extent that any mortgage or security interest has been granted in such collateral in Party A’s name or the name of its designee, it shall cause such collateral to be assigned or otherwise transferred to a collateral agent selected by Party B to act for the benefit of all persons that are to share in such collateral pursuant to such indebtedness and (B) it shall execute and deliver such collateral agency and intercreditor documentation as may be necessary or, in the opinion of Party B, desirable to: (1) appoint the collateral agent for purposes of holding the applicable collateral and exercising remedies in respect thereof, (2) reflect the sharing of the lien on such collateral on a pari passu basis with Party A’s interest equaling its Collateral Percentage (or Modified Percentage, as applicable) of the value of the Big Brown Collateral (or value of the Alternative Physical Collateral, as applicable) and (3) reflect that Party A shall only be entitled to vote its Collateral Percentage (or Modified Percentage, as applicable) in connection with any exercise of remedies against the Big Brown Collateral or other Alternative Physical Collateral. It is understood and agreed that in the event that any person other than Party A shall be granted a lien on the Big Brown Collateral or Alternative Physical Collateral as contemplated in this clause (iv), such person will have a "Collateral Percentage" and a "Modified Percentage" calculated in respect of it in the same manner as Party A's Collateral Percentage and Modified Percentage are calculated hereunder. In addition, where this agreement refers to the aggregate Collateral Percentage or aggregate Modified Percentage, it is understood and agreed that this means the aggregate across all parties secured by liens on the Big Brown Collateral or Alternative Physical Collateral, as the case may be.

(v)	Limits on Additional Hedges. ***

(vi)	Restrictions on Further Liens in Phase I and Phase II. Prior to the Adjustment Date, to the extent that any mortgage or security interest has been granted in the Big Brown Collateral or Alternative Physical Collateral in Party A’s name or the name of its designee, Party B shall not, and shall cause Big Brown Company not to and/or if applicable the owner of any Alternative Physical Collateral not to, create, incur or suffer to exist any liens on Big Brown Collateral or Alternative Physical Collateral, as applicable, other than the liens granted herein and, in the case of Big Brown Collateral, any Big Brown

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Permitted Lien and in the case of Alternative Physical Collateral, any Alternative Physical Collateral Permitted Lien (including, without limitation, in the case of Big Brown Permitted Liens and Alternative Physical Collateral Permitted Liens, liens in favor of other counterparties on power purchase agreements and commodity or hedging agreements, as contemplated in Section 2(c)(iv)).

(vii)
Shared Facilities at Big Brown. In connection with the development, construction and operation of Unit 3 of the Big Brown Facility, Big Brown Company and Party B (or its affiliates) shall enter into one or more shared facilities agreements on commercially reasonable terms in order to assure that both parties have full use and enjoyment of shared facilities at the Big Brown facility, including but not limited to, coal storage and handling, rail access, fire suppression, electrical interconnection and water supply. Such agreements shall also contain customary non-exclusive reciprocal easements for access, egress, utilities, control systems and plant operations. Party A, if it is the sole mortgagee with respect to the Big Brown Collateral, shall have the right, upon enforcement of its remedies in accordance with the security interest under the Big Brown Mortgage, to have access to shared facilities and related easements so as to facilitate its full use and enjoyment of the Big Brown Collateral (“Step-In Rights”), and any intercreditor documentation subsequently entered into hereunder will grant Step-In Rights to the applicable collateral agent for the benefit of Party A and other creditors under the Big Brown Mortgage. The sharing agreements shall provide that Big Brown Company agrees and consents to the assignment of rights and delegation of duties under such shared facilities agreements pursuant to the Step-In Rights.

(viii)
Further Due Diligence. Party A may, at any time and from time to time, conduct further follow-on Due Diligence and request regularly produced environmental reports (unless the furnishing of such reports would jeopardize claims of privilege) on any Big Brown Collateral or Alternate Physical Collateral that has been provided under this Confirmation.

(d)    Following Adjustment Date (“Phase III”).

(i)	Delivery of Collateral; Intercreditor Terms. By no later than the Adjustment Date, in order to secure its obligations under this Transaction and the Agreement, Party B shall deliver to Party A:

(A)
(1) a first priority security interest in and lien on the DevCo Collateral, which security interest and lien are pari passu with the First Lien Credit Facilities, subject to DevCo Permitted Liens (which security interest shall be granted through the execution by Party A of an instrument which entitles Party A to share in the first priority lien granted in the DevCo Collateral to holders of obligations under the First Lien Credit Facilities and a collateral agency and intercreditor agreement executed in connection with the Senior Credit Facilities, which collateral agency and intercreditor agreement shall be on terms materially consistent with the last paragraph of this clause (d)(i) (the “Intercreditor Agreement”)); provided that such first priority security interest and lien is and shall be applicable solely to Party B’s obligations under this Transaction and the Agreement in an amount not to exceed Party A’s Collateral Percentage of the Maximum Credit Amount, (2) a reliance letter permitting Party A to rely on the opinions given to the administrative agent for the lenders under the First Lien Credit Facilities by Texas counsel (which may be in-house counsel), and New York counsel in connection with the closing of the Senior Credit Facilities; and (3) a copy of a real property mortgage and fixture filing granting the lien and security interest referred to in clause (1) above together with copies of UCC-1 financing statements filed with the appropriate state and local authorities perfecting the lien and security interest on personal property referred to in clause (1) above; and

(B)	(1) a second priority security interest in and lien on the DevCo Collateral, which security interest and lien are pari passu with the Second Lien Credit Facilities, subject to DevCo Permitted Liens (which security interest shall be granted through the execution by Party A of (1) an instrument which entitles Party A to share in the second priority lien granted in the DevCo Collateral to holders of obligations under the Second Lien Credit Facilities and (2) the Intercreditor Agreement); provided that such second priority security interest and lien is and shall be applicable solely to DevCo’s obligations under this Transaction and the Agreement for any amount in excess of the amount secured by a first lien as provided in clause (A) above (and shall exclude, for the avoidance of doubt, any obligations novated or terminated as

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provided in Section 2 (f)(i), (ii) or (iv) below), (2) a reliance letter permitting Party A to rely on the opinions given to the administrative agent for the lenders under the Second Lien Credit Facilities by Texas counsel, or in-house counsel, as appropriate, and New York counsel in connection with the closing of the Senior Credit Facilities; and (3) a copy of a real property mortgage and fixture filing granting the lien and security interest referred to in clause (1) above together with copies of UCC-1 financing statements filed with the appropriate state and local authorities perfecting the lien and security interest on personal property referred to in clause (1) above.

The salient terms of the Intercreditor Agreement shall provide that Party A: (x) with respect to its first lien described in clause (A), (I) such first lien shall be pari passu with the First Lien Credit Facilities as provided in clause (A)(1) above, (II) shall be entitled to share in the first lien on the DevCo Collateral as a secured party in the event of a liquidation of such collateral in an amount up to the Maximum Credit Amount and (III) so long as there are outstanding obligations under the First Lien Credit Facilities, shall have no voting rights with respect to any matters thereunder except (aa) that Party A shall have voting rights in connection with an exercise of remedies against the DevCo Collateral undertaken by the holders of indebtedness under the First Lien Credit Facilities after Party A shall have declared an Early Termination Date with respect to this Transaction, all other Transactions under the Agreement and under any Back to Back Documentation, and calculated the payment due in respect of such Transactions under Section 6(e) of the ISDA Form (or the Agreement if it has been executed), or in the case of Back to Back Documentation, the provision of such documentation analogous to Section 6(e), such that a net amount owing with respect to such Early Termination Date is determined (an “Aggregate Net Settlement Amount”) with respect to this Transaction, all Transactions under the Agreement and all other Back to Back Documentation (and such voting rights shall be capped at an amount equal to the lesser of its Aggregate Net Settlement Amount and its Collateral Percentage of the Maximum Credit Amount ) and (bb) that Party A shall have voting rights in respect of changing any priority of payments provision set out in any First Lien Collateral Document where such change would have the effect of preferring accelerated principal payments under the First Lien Credit Facilities over any Early Termination Amount in respect of this Transaction, any other Transactions under the Agreement and any other Back to Back Documentation (subject to the Maximum Credit Amount) and (y) with respect to its second lien described in clause (B), (I) such second lien shall be pari passu with the Second Lien Credit Facilities as provided in clause (B)(1) above (II) shall be entitled to share in the second lien on the DevCo Collateral as a secured party in the event of a liquidation of such collateral and (III) shall have no voting rights with respect to any matters thereunder except (aa) in connection with an exercise of remedies against the DevCo Collateral undertaken by the holders of indebtedness under the Second Lien Credit Facilities after Party A shall have declared an Early Termination Date with respect to this Transaction, all Transactions under the Agreement and under Back to Back Documentation and determined an Aggregate Net Settlement Amount with respect to with respect to this Transaction, all Transactions under the Agreement and all other Back to Back Documentation (and such voting rights shall be capped at an amount equal to the Aggregate Net Settlement Amount and (bb) in respect of changing any priority of payments provision set out in any Second Lien Collateral Document where such change would have the effect of preferring accelerated principal payments under the Second Lien Credit Facilities over any Early Termination Amount in respect of this Transaction, any Transactions under the Agreement and any other Back to Back Documentation. Party A understands and agrees that the second lien will be structured as junior and subordinate to the liens of all indebtedness under the First Lien Credit Facilities (both before and after any bankruptcy of DevCo).

(ii)
Release of Collateral. Party A agrees that it shall, at Party B’s sole cost and expense, release its first and second liens on and security interests in the DevCo Collateral (and Party A shall promptly execute such releases and other documentation as may be necessary or, in the reasonable opinion of Party B, desirable to effect such release): (A) on the date on which no obligations in respect of this Transaction remain outstanding (other than contingent and unasserted obligations in respect of indemnities and similar provisions) and (B) in connection with any sale, lease, transfer or other disposition of such DevCo Collateral that is permitted under the Senior Credit Facilities and, in the case of such clause (B), all other creditors who are parties to the Intercreditor Agreement, have simultaneously released all of their liens on such DevCo Collateral.

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(e)	Additional Terms.

(i)
Incorporation of First Lien Restrictive Covenants. On and after the Adjustment Date and prior to release of Party A’s first lien on the DevCo Collateral as described hereunder, the covenants of any First Lien Credit Facilities which directly have the effect of (A) restricting Party B’s (or DevCo’s, as applicable) ability to grant or suffer the existence of additional liens on the DevCo Collateral and (B) restricting Party B’s (or DevCo’s, as applicable) ability to incur additional indebtedness for borrowed money, are hereby incorporated by reference in their entirety as the same may be amended, modified, waived or supplemented in accordance with the terms of the First Lien Credit Facilities.

(ii)
Incorporation of Second Lien Restrictive Covenants. On and after the Adjustment Date and prior to release of Party A’s second lien on the DevCo Collateral as described hereunder, the covenants of any Second Lien Credit Facilities which directly have the effect of (A) restricting Party B’s (or DevCo’s, as applicable) ability to grant or suffer the existence of additional liens on the DevCo Collateral and (B) restricting Party B’s (or DevCo’s, as applicable) ability to incur additional indebtedness for borrowed money, are hereby incorporated by reference in their entirety as the same may be amended, modified, waived or supplemented in accordance with the terms of the Second Lien Credit Facilities.

(iii)
Refinancing. In the event of a refinancing or replacement of all or a portion of the Senior Credit Facilities in accordance with the terms thereof, upon the request of Party B, Party A shall enter into or consent to substitute First and Second Lien Collateral Documents and/or intercreditor agreements (as applicable). Party A shall not have any right to object to (and shall be deemed to have accepted) any provisions of such substitute agreement(s) which are more favorable to Party A than the provisions contemplated by the original agreement being entered into on the Five Plant Permit Date. Party A shall also have no right to object to (and shall be deemed to have accepted) any provisions of such substitute agreement(s) which (A) are less favorable to it than the provisions contemplated by such original agreement, if and to the extent the lenders under the applicable Senior Credit Facilities have accepted such provisions and such provisions do not materially and adversely affect Party A’s rights (taken as a whole) as a secured counterparty or (B) are customary for intercreditor, security, pledge or collateral agreements relating to similar transactions (to the extent not in conflict with the provisions of this Section 2). Without limiting the foregoing, Party A shall have no approval rights over the collateral agent, the depositary agent, or any consultant or advisor referred to in such substitute agreement(s).

(iv)   Further Assurances, Sale of Collateral.

(A)
For so long as Party B is required to provide Big Brown Collateral, Alternative Physical Collateral or DevCo Collateral hereunder, Party B shall, and shall cause, as applicable, Big Brown Company, the owner of any Alternative Physical Collateral, and each Subsidiary Guarantor, to preserve, protect and defend the liens and security interests granted on such collateral, or in the case of DevCo Collateral, under the applicable First Lien Collateral Documents and Second Lien Collateral Documents, and, from time to time, take such actions as may be reasonably necessary to render fully valid and enforceable under all applicable laws the rights, liens and priorities of Party A with respect to such collateral furnished thereunder or intended to be so furnished.

(B)
For so long as Party B is required to provide Big Brown Collateral or Alternative Physical Collateral hereunder, Party B shall not, and shall not permit Big Brown Company or the owner of any Alternative Physical Collateral to, sell, lease, transfer or otherwise dispose of any material portion of the Big Brown Collateral or Alternative Physical Collateral; provided that Party B, Big Brown Company and the owner of any Alternative Physical Collateral shall be permitted to (i) sell or otherwise dispose of power, capacity, ancillary services, coal, natural gas, fuel or inventory, (ii) sell, lease, transfer or otherwise dispose of assets that are obsolete, damaged or not used or useful in its business, (iii) sell, lease, transfer or otherwise dispose of assets to any Subsidiary Guarantor, and (iv) sell, lease, transfer or otherwise dispose of assets for cash consideration in an aggregate amount not to exceed $25,000,000 in any calendar year.

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(f)	Overhedging; Other Adjustments.

(i)
Overhedging. On December 31, 2007 (the “Hedge Calculation Date”) Party B shall (A) calculate the gross capacity for all Subject DevCo Facilities (such capacity, the “Permitted Capacity”); (B) calculate the “Permitted Hedge Capacity” for each of calendar years 2009, 2010, 2011 and 2012 (each such year, a “Hedge Year”), which shall equal 51,000,000 MMBtus of natural gas hedge transactions per 1,000 MW of Permitted Capacity scheduled to be commercially available in such calendar year per the EPC Contract as of December 31, 2007 (provided that the size of the maximum allowed hedge position (as above, 51,000,000 MMBtus per 1,000 MW of Permitted Capacity) will be prorated to reflect the monthly production schedule in each such Hedge Year based on the target online dates as of December 31, 2007); and (C) provide written notice of the Permitted Capacity and Permitted Hedge Capacity to Party A (the “Hedge Capacity Notice”). In the event that notional amount of MMBtus hedged under this Transaction, together with any other Transactions under the Agreement or any other Back to Back Documentation and any hedge documentation with third-party hedge providers (collectively, for any such year, the “Total Notional Hedge”) results in Party B having outstanding notional amounts in respect in any Hedge Year in excess of the Permitted Hedge Capacity as calculated by Party B hereunder for such year, Party A and Party B agree that, within five (5) Business Days after Party B provides the Hedge Capacity Notice (the “Hedge Transfer Date”), Party B shall novate or otherwise transfer to a Permitted Transferee pursuant to a Novation Agreement Party B’s rights and obligations under a pro rata portion of the Total Notional Hedge in excess of the Permitted Hedge Capacity under this Transaction, Transactions under the Agreement or under any other Back to Back Documentation (in each case as may be outstanding with Party A), which results in Party B retaining a basket of hedge transactions that keeps the average hedged price for such Hedge Year approximately the same as it was prior to such novation or transfer. On or immediately prior to the Hedge Transfer Date and as a condition precedent to the effectiveness of the Novation Agreement, each of Party B and the Permitted Transferee shall represent to Party A that it is not subject to an event or circumstance set forth Section 5(a)(vii) of the ISDA Form (or the Agreement if then executed). Provided that Party B has complied in full with its obligations under this Section 2(f)(i), Party A agrees to: (x) enter into such novation or other transfer to a Permitted Transferee without requiring any termination payment or mark-to-market payment in connection therewith (i.e., the hedge will be transferred at the original contract price with any embedded gain or loss not being realized at transfer); (y) pay to the Permitted Transferee a fee*** transferred as provided in this paragraph upon the novation or transfer of the relevant hedge to the Permitted Transferee; and (z) execute a Novation Agreement with Party B and the Permitted Transferee to give effect to such novation or transfer. If the Big Brown Collateral or Alternative Physical Collateral that serves as the collateral for the Permitted Transferee had previously been released upon the occurrence of the Five Plant Permit Date, then the liens on such collateral will be reconstituted thereon through the delivery of the documentation listed in Section 2(c)(i)(A) or 2(c)(i)(B)(1), as applicable. Further, if the Big Brown Collateral or Alternative Physical Collateral serves as the collateral for the Permitted Transferee, then Party A’s interest in such collateral shall be limited solely to its Modified Percentage of the value of such collateral. For the avoidance of doubt, after giving effect to this clause (f)(i), all portions of this Transaction, other Transactions under the Agreement and under Back to Back Documentation that (AA) are not subject to transfer or novation pursuant to this Section 2(f)(i) shall be secured solely by the DevCo Collateral and shall have no claim against the Big Brown Collateral or the Alternative Physical Collateral and (BB) are subject to transfer or novation pursuant to this Section 2(f)(i) shall be secured solely by the Big Brown Collateral or the Alternative Physical Collateral, as applicable, and shall have no claim against the DevCo Collateral.

(ii)	Sale of Assets. In the event that DevCo shall sell or transfer any DevCo Facility (including, without limitation, through the sale of a Subsidiary Guarantor), Party B shall calculate the “Allowed Hedge Capacity”, which shall equal 51,000,000 MMBtus of natural gas hedge transactions per 1,000 MW of gross capacity for each DevCo Facility still owned by DevCo or one of its subsidiaries (excluding the DevCo Facility to be sold) that is scheduled to be commercially available in such calendar year (provided that the size of the maximum allowed hedge position will be prorated to reflect the monthly production schedule in each such Hedge Year), and provide written notice of such Allowed Hedge Capacity to Party A, for each Hedge Year that has not theretofore commenced (the “Transfer Hedge Capacity Notice”). Party B shall notify Party A in the event that the outstanding notional amounts if any in respect of any Hedge Year would be in excess of the Allowed Hedged Capacity after such sale

9

or transfer. Party A and Party B agree that at the closing of such sale or transfer, Party B shall, at its option: (A) terminate all or a portion of this Transaction, Transactions under the Agreement or under any other Back to Back Documentation (with the appropriate Party making the termination payment pursuant to Section 6(e) of the ISDA Form or the Agreement (as applicable)); or (B) novate or otherwise transfer to a Permitted Purchaser pursuant to a Novation Agreement Party B’s rights and obligations under all or a portion of this Transaction, Transactions under the Agreement or under any other Back to Back Documentation (in each case as may be outstanding with Party A), such that the outstanding notional amounts in respect of each Hedge Year are no longer in excess of the Allowed Hedged Capacity; provided, however, that such novation or transfer shall be subject to providing collateral to Party A of reasonably equivalent value (and in a dispute in respect thereof, such value will be determined by an experienced independent appraiser). In each case, such termination, transfer or novation must result in Party B retaining a basket of hedge transactions that keeps the average hedged price for each Hedge Year approximately the same as it was prior to such termination, transfer or novation. On or immediately prior to the date of a novation and as a condition precedent to the effectiveness of the Novation Agreement, each of Party B and the Permitted Purchaser shall represent to Party A that it is not subject to an event or circumstance set forth Section 5(a)(vii) of the ISDA Form (or the Agreement if then executed). Provided that Party B has complied in full with its obligations under clause (B) of this Section 2(f)(ii), Party A agrees to (x) enter into such novation or other transfer to a Permitted Purchaser without requiring any termination payment or mark-to-market payment in connection therewith (i.e., the hedge will be transferred at the original contract price with any embedded gain or loss not being realized at transfer); and (y) execute a Novation Agreement with Party B and the Permitted Purchaser to give effect to such novation or transfer.

(iii)
Pre-Completion Shortfall. In the event that any settlement date shall occur under this Transaction, other Transactions under the Agreement or any other Back to Back Documentation *** (the “Draw Window”) and Party B cannot make payment of any amount due to Party A in respect of this Transaction, other Transactions under the Agreement or any other Back to Back Documentation on such settlement date due to insufficient funding caused by construction delays beyond those mitigated by the novations in Section 2(f)(i) (a “Pre-Completion Shortfall”), Party B shall provide written notice to Party A of such Pre-Completion Shortfall (a “Pre-Completion Shortfall Notice”). Upon receipt of a Pre-Completion Shortfall Notice from Party B, Party A shall cause its Affiliate to advance funds to Party B in amounts necessary to pay such Pre-Completion Shortfall in accordance with the terms of the credit facility to be underwritten by an Affiliate of Party A and as further defined in Schedule 2 (“Credit Facility Terms” ). Provided that Party B makes any settlement payments estimated by Party A to be associated with such Pre-Completion Shortfall from such facility, Party A agrees not to assert or otherwise exercise any rights in respect of a Potential Event of Default, Event of Default or other “default” howsoever described in the related documentation arising directly in respect of such Pre-Completion Shortfall.

(iv)
DevCo Facility Status Updates and Viability. Party B shall provide Party A with the same regular status updates concerning the construction of the DevCo Facilities that are provided to the holders of indebtedness under the First Lien Credit Facilities. If, after December 31, 2007, a “Permitted Abandonment” or “Permitted Removal” as such terms are defined in the Senior Credit Facilities shall occur with respect to a DevCo Facility, Party B shall calculate the “Remaining Hedge Capacity”, which shall equal 51,000,000 MMBtus of natural gas hedge transactions per 1,000 MW of gross capacity for each DevCo Facility (excluding the DevCo Facilities subject of such Permitted Removal or Permitted Abandonment) that is scheduled to be commercially available in each Hedge Year (provided that the size of the maximum allowed hedge position will be prorated to reflect the monthly production schedule in each such Hedge Year), and provide written notice of such Remaining Hedge Capacity to Party A. In the event that the Total Notional Hedge then outstanding in any Hedge Year is in excess of the Remaining Hedge Capacity as calculated by Party B hereunder for such Hedge Year, Party B shall, at its option: (1) terminate (with the appropriate Party making the termination payment pursuant to Section 6(e) of the ISDA Form (or the Agreement, as applicable)); or (2) novate or otherwise transfer to a Permitted Transferee, in each case the pro rata portion of this Transaction, Transactions under the Agreement or under any other Back to Back Documentation associated with such delayed DevCo Facility under the same terms and conditions as set forth in Section 2(f)(i).

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(g)    Definitions. As used in this Confirmation, the following terms shall have the following meanings:

“Acceptable Letter of Credit” shall mean an irrevocable, transferable, standby letter of credit, issued by a major U.S. commercial bank or a foreign bank with a U.S. branch office having a capital and surplus of at least $10 billion and with a credit rating of at least A- by S&P or A3 by Moody's (a “Qualified Issuer”), substantially in the form attached as Annex C, provided, however, that no Qualified Issuer may be the issuer of more than $500,000,000 in Acceptable Letters of Credit unless such Qualified Issuer has a credit rating from S&P equal to AA or better and a credit rating from Moody’s equal to Aa2 or better.

“Adjustment Date” shall mean the earlier to occur of: (i) the Novation Date; and (ii) the Five Plant Permit Date.

“Affiliate” shall mean, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person (excluding ***). For this purpose, “control” of any entity or person means ownership of a majority of the voting power of the entity or person.

“Alternative Physical Collateral Permitted Liens” shall mean:

(a)	liens created under a mortgage for the benefit of Party A or its designee;

(b)	liens for any tax, assessment or other governmental charge to the extent not yet delinquent or being contested or reserved against in accordance with customary practice;

(c)	materialmen’s, mechanics’, workers’, repairmen’s, employees’ or other like liens, arising in the ordinary course of business;

(d)
liens arising out of judgments or awards so long as an appeal or proceeding for review is being prosecuted in good faith and for the payment of which adequate reserves, bonds or other security have been provided or are fully covered by insurance;

(e)	liens consisting of encumbrances set forth and described on the applicable schedules to the applicable title commitments and/or title policies delivered pursuant to Section 2(c)(i)(B)(1);

(f)	other liens incident to the ordinary course of business;

(g)	involuntary liens (including, without limitation, a lien of an attachment, judgment or execution);

(h)
additional liens in favor of counterparties under power purchase agreements or commodity or hedging agreements, subject to the aggregate Collateral Percentage of all such persons, together with Party A, never exceeding 1.00 (i.e., 100%); provided that (i) where the Alternative Physical Collateral serves as collateral for a Permitted Transferee after the Adjustment Date, the foregoing reference to “Collateral Percentage” shall be deemed a reference to Modified Percentage and (ii) prior to December 31, 2007, such liens shall only be permitted where the applicable power purchase agreements or commodity or hedging agreements relate to DevCo hedging activities; and

(i)
liens under purchase money loans or capital leases (to the extent such liens attach to Alternative Physical Collateral) or in respect of emissions allowances in an amount not to exceed $50,000,000 in the aggregate;

provided, however, that the foregoing liens listed in clauses (b), (c), (d), (e), (f) and (g) do not in the aggregate materially impair the value of the Alternative Physical Collateral, provided, however, that the foregoing proviso shall only apply to clause (e) until delivery of the title policy referred to in Section 2(c)(ii)(B)(1)(b).

“Big Brown Company” means TXU Big Brown Company LP, a Texas LP.

“Big Brown Facility” means the coal or lignite-fired electric generation facility located in Freestone County, Texas and owned by Big Brown Company.

“Big Brown Collateral” shall mean: (a) the two generating units of the Big Brown Facility known as Unit 1 and Unit 2, and all associated fixtures, contracts, inventory, general intangibles, appurtenances and easements that are reasonably

11

necessary to operate these generating units, subject to the provisions of Section 2(c)(vii); and (b) all proceeds therefrom; provided that any facilities that are necessary or, in the opinion of Party B, desirable for the development, construction and operation of the planned development of Big Brown Unit 3 and that would otherwise be a part of the Big Brown Collateral shall be expressly excluded therefrom (and, to the extent a lien thereon or a security interest therein is granted to Party A in connection herewith, Party A shall promptly release such lien on and security interest in such property upon the request of Party B and shall execute such releases and other documentation as may be necessary or, in the reasonable opinion of Party B, desirable to effect such release).

“Big Brown Permitted Liens” shall mean:

(a)	liens created under the Big Brown Mortgage;

(b)	liens for any tax, assessment or other governmental charge to the extent not yet delinquent or being contested or reserved against in accordance with customary practice;

(c)	materialmen’s, mechanics’, workers’, repairmen’s, employees’ or other like liens, arising in the ordinary course of business;

(d)
liens arising out of judgments or awards so long as an appeal or proceeding for review is being prosecuted in good faith and for the payment of which adequate reserves, bonds or other security have been provided or are fully covered by insurance;

(e)	liens consisting of encumbrances set forth and described on the applicable schedules to the applicable title commitments and/or title policies delivered pursuant to Section 2(c)(i)(A)(2);

(f)	other liens incident to the ordinary course of business;

(g)	involuntary liens (including, without limitation, a lien of an attachment, judgment or execution);

(h)
additional liens in favor of counterparties under power purchase agreements or commodity or hedging agreements subject to the aggregate Collateral Percentage of all such persons, together with Party A, never exceeding 1.00 (i.e., 100%); provided that (i) where the Big Brown Collateral serves as collateral for a Permitted Transferee after the Adjustment Date, the foregoing reference to “Collateral Percentage” shall be deemed a reference to Modified Percentage and (ii) prior to December 31, 2007, such liens shall only be permitted where the applicable power purchase agreements or commodity or hedging agreements relate to DevCo hedging activities; and

(i)
liens under purchase money loans or capital leases (to the extent such liens attach to Big Brown Collateral) or in respect of emissions allowances in an amount not to exceed $50,000,000 in the aggregate;

provided, however, that the foregoing liens listed in clauses (b), (c), (d), (e), (f) and (g) do not in the aggregate materially impair the value of the Big Brown Collateral, provided, however, that the foregoing proviso shall only apply to clause (e) until delivery of the title policy referred to in Section 2(c)(ii)(A)(2).

“Confidential Information” means all data, reports, interpretations, plans, customer or supplier lists, contract terms and conditions, forecasts and records, whether in written, oral or electronic form, whether or not made, developed and/or conceived by Receiving Party (whether before, on or after the date of this Agreement) and containing or otherwise reflecting information concerning:

(A)	the terms of the Agreement, this Confirmation, this Transaction, any other Transactions hereunder, and any Back to Back Documentation;

(B)	the content of any and all conversations, discussions or correspondence to or from the Providing Party regarding the above matters; and

(C)	any other information which is marked by the Providing Party or its representatives as “confidential” or “proprietary” or similar appellation.

Notwithstanding the foregoing, the following will not constitute Confidential Information for purposes of this

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Agreement:

(W)	Information which was already in Receiving Party’s possession prior to its receipt from the Providing Party;

(X)
Information which is obtained by Receiving Party from a third person who, insofar as is known to Receiving Party, is not prohibited from transmitting the information by a contractual, legal or fiduciary obligation to the Providing Party; and

(Y)	Information which is or becomes publicly available other than as a result of disclosure by Receiving Party in violation of this Agreement.

“Collateral Percentage” shall mean a quotient, expressed as a percentage, equal to: (a) the aggregate notional amount of MMBtus that are subject of this Transaction divided by (b) the Full Hedge Amount; provided that the numerator of the Collateral Percentage may, with respect to Party A, be adjusted (i) pursuant to Section 9 hereof with respect to Party A in the event that Party A becomes obligated on NYMEX Contracts or OTC NG Hedges as described therein pursuant to any Back to Back Documentation, (ii) in accordance with additional Transactions executed under the Agreement, and (iii) in connection with novations and transfers executed under Section 2(f) hereof.

“DevCo” means TXU Generation Development Company LLC, a Delaware limited liability company.

“DevCo Collateral” means all of the outstanding direct membership interests of DevCo and substantially all the assets of DevCo and each Subsidiary Guarantor to the extent granted as collateral to the lenders under the Senior Credit Facilities; provided, that the “DevCo Collateral” shall not include any accounts receivable of DevCo or any Subsidiary Guarantor.

“DevCo Facility” means any of: (a) Oak Grove 1&2, an approximately 1600 MW lignite fired power plant located in Robertson County, Texas; (b) Sandow 5, an approximately 600 MW lignite fired plant to be located in Miram County, Texas, (c) Big Brown 3, an approximately 850 MW PRB coal fired power plant to be located in Freestone County, Texas; (d) Lake Creek 3, an approximately 850 MW PRB coal fired power plant to be located in McLennan County, Texas; (e) Martin Lake 4, an approximately 850 MW PRB coal fired power plant to be located in Rusk County, Texas; (f) Monticello 4, an approximately 850 MW PRB coal fired power plant to be located in Titus County, Texas; (g) Morgan Creek 7, an approximately 850 MW PRB coal fired power plant to be located in Mitchell County, Texas; (h) Tradinghouse 3, an approximately 850 MW PRB coal fired power plant to be located in McLennan County, Texas; (i) Tradinghouse 4, an approximately 850 MW PRB coal fired power plant to be located in McLennan County, Texas and (j) Valley 4, an approximately 850 MW PRB coal fired power plant to be located in Fannin County, Texas.

“DevCo Permitted Liens” shall mean liens permitted under the Senior Credit Facilities.

“Environmental Law” means any legally binding Federal, state or local statute, law, ordinance, rule, regulation, code, order, writ, judgment, injunction, decree or judicial or agency interpretation, policy or guidance relating to pollution or protection of the environment or the protection of health and safety of the public, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

“First Lien Collateral Documents” means those documents purporting to grant a first lien over membership interests in DevCo and certain assets of DevCo and its subsidiaries executed in connection with the First Lien Credit Facilities.

“First Lien Credit Facilities” means the senior secured first lien credit facilities obtained by DevCo in connection with the development of a portfolio of coal and lignite fired power plants in Texas (and any permitted refinancing, substitution, extension or replacement thereof).

“Five Plant Permit Date” means a date selected by Party B within thirty (30) days of the date on which the later to occur of the following clauses (a) and (b) shall have occurred: (a) DevCo or its subsidiaries have received their initial PSD Permits for (a) Oak Grove 1&2, an approximately 1600 MW lignite fired power plant located in Robertson County, Texas; and (b) any four of: (i) Big Brown 3, an approximately 850 MW PRB coal fired power plant to be located in Freestone County, Texas; (ii) Lake Creek 3, an approximately 850 MW PRB coal fired power plant to be located in McLennan County, Texas; (iii) Martin Lake 4, an approximately 850 MW PRB coal fired power plant to be located in Rusk County, Texas; (iv) Monticello 4, an approximately 850 MW PRB coal fired power plant to be located in Titus County, Texas; (v) Morgan Creek 7, an approximately 850 MW PRB coal fired power plant to be located in Mitchell

13

County, Texas; (vi) Tradinghouse 3, an approximately 850 MW PRB coal fired power plant to be located in McLennan County, Texas; (vii) Tradinghouse 4, an approximately 850 MW PRB coal fired power plant to be located in McLennan County, Texas and (viii) Valley 4, an approximately 850 MW PRB coal fired power plant to be located in Fannin County, Texas (it being understood that Tradinghouse 3 and Tradinghouse 4 may have a single PSD Permit but shall be counted as separate facilities for the purpose of this definition) and (b) the initial drawing on DevCo’s Senior Credit Facilities has occurred.

“Full Hedge Amount” means 1,200,000,000 MMBtus.

“Hazardous Materials” means (a) petroleum or petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls, toxic mold and radon gas and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.

“Hedge Capacity Notice” has the meaning specified in Section 2(f)(1).

“Maximum Credit Amount” means one billion USD ($1,000,000,000).

Modified Percentage” shall mean, on any date of determination, a quotient, expressed as a percentage, equal to:

(a)
where the cumulative volume of all contracts (expressed in MMBtus) secured by the Big Brown Collateral or Alternative Physical Collateral exceeds 600,000,000 MMBtus on such date of determination: the volume of transactions (expressed in MMBtus) novated by Party B to a Permitted Transferee pursuant to Section 2(f) where Party A is the counterparty that are outstanding on the relevant date of determination divided by the total sum (expressed in MMBtus) of: (i) the volumes of all contracts (expressed in MMBtus) that are novated by all counterparties from Party B to a Permitted Transferee that are to be secured by the Big Brown Collateral or Alternative Physical Collateral, plus (ii) the volumes of all contracts (expressed in MMBtus) that are otherwise secured by the Big Brown Collateral or Alternative Physical Collateral on the date of any such novation; or

(b)
where the cumulative volume of all contracts (expressed in MMBtus) secured by the Big Brown Collateral or Alternative Physical Collateral equals or is less than 600,000,000 MMBtus on such date of determination: the volume of transactions (expressed in MMBtus) novated by Party B to a Permitted Transferee pursuant to Section 2(f) where Party A is the counterparty that are outstanding on the relevant date of determination divided by 600,000,000 MMBtus.

“Novation Date” means, to the extent the Five Plant Permit Date has not yet occurred, December 31, 2007.

“Novation Commencement Date” means the first date on which the following conditions have been satisfied: (a) Oak Grove 1 & 2 shall have received its PSD Permit, (b) DevCo shall have executed a commitment letter for the Senior Credit Facilities and (c) either (i) the LC Termination Date shall have occurred through the provision of the Big Brown Collateral or Alternative Physical Collateral or (ii) Party A shall have received its first lien on the DevCo Collateral.

“NYMEX Contract” means a futures contract of the type traded on the New York Mercantile Exchange for the delivery at a future date of 10,000 MMBtus of natural gas at the Henry Hub in Louisiana.

“OTC NG Hedges” means a standard swap, NYMEX look-a-like swap, financially-settled option or other derivative transaction which hedges exposure to the market price of natural gas or power that is eligible for clearing on NYMEX ClearPort as of the effective date of novation.

“Permitted Purchaser” means a third-party purchaser of a DevCo Facility, who, directly or by operation of law, accepts or consents to the novation or transfer of the hedge transactions transferred pursuant to Section 2(f)(ii) of this Confirmation.

“Permitted Transferee” means TXU Energy Company LLC or one of its Affiliates, in each case with (a) an ISDA Master Agreement, including all schedules and annexes thereto, and (b) credit support consisting of, at the option of Party B, (i) the Big Brown Collateral or Alternative Physical Collateral and no other collateral or recourse of any kind or nature whatsoever in the case of any novations or transfers contemplated under Section 2(f)(i) or (iv), or (ii) other collateral in an amount and form reasonably acceptable to Party A.

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“PSD Permit” shall mean a Prevention of Significant Deterioration Permit issued by the Texas Commission on Environmental Quality under 30 TAC Ch. 116, Subch. B.

“Second Lien Collateral Documents” means those documents purporting to grant a second lien over membership interests in DevCo and certain assets of DevCo and its subsidiaries executed in connection with the Second Lien Credit Facilities.

“Second Lien Credit Facilities” means the senior secured second lien credit facilities obtained by DevCo in connection with the development of a portfolio of coal and lignite fired power plants in Texas (and any permitted refinancing, substitution, extension or replacement thereof).

“Senior Credit Facilities” means the First Lien Credit Facilities and the Second Lien Credit Facilities.

“Subject DevCo Facility” means a DevCo Facility that (a) has received PSD Permits and satisfied the conditions precedent in the Senior Credit Facilities for the occurrence of the “Initial Funding Date” (as defined in the Senior Credit Facilities) with respect to such DevCo Facility, and (b) has not been the subject of a “Permitted Abandonment” or “Permitted Removal” as such terms are defined in the Senior Credit Facilities.

“Subsidiary Guarantors” means each wholly-owned subsidiary of DevCo that is a guarantor of the Senior Credit Facilities.

“Third Lien Collateral Documents” means those documents purporting to grant a third lien over membership interests in DevCo and certain assets of DevCo and its subsidiaries as may be executed from time to time.

“Transfer Hedge Capacity Notice” has the meaning specified in Section 2(f)(ii).

3.    Payment Instructions:

Payments shall be made according to instructions provided by the parties to each other in writing from time to time.

4.    Additional Terms and Conditions:

(a)
Jurisdiction. With respect to any suit, action or proceedings relating to this Confirmation, each party irrevocably submits to the non-exclusive jurisdiction of the courts of the State of New York located in the Borough of Manhattan in New York City and the United States District Court located in the Borough of Manhattan in New York City.

(b)
Waiver of Jury Trial. Insofar as is permitted by law, each party irrevocably waives any and all rights to trial by jury in any legal proceeding in connection with this Agreement or any Transaction, and acknowledges that this waiver is a material inducement to the other party’s entering into this Agreement and each Transaction hereunder.

(c)
Transfer and Novation Rights. Party B may assign its rights and delegate its obligations under any Transaction, in whole or in part, to any Affiliate (an “Assignee”) of TXU Corp., effective (the “Assignment Effective Date”) upon delivery to Party A of an executed acceptance and assumption by the Assignee of the transferred obligations of Party B under the Transaction(s) (the “Transferred Obligations”). On the Assignment Effective Date, (a) to the extent that the Assignee has provided credit support reasonably acceptable to Party A in lieu of the credit support provided as set out in “Party B Credit Terms” above (provided that the Assignee may continue to provide the credit support outlined in Section 2 above, and, if so, Party A shall be obliged to accept such credit support), Party A shall release its lien on such collateral (or otherwise return any Applicable Letter of Credit) and promptly execute such releases and other documentation as may be necessary or, in the reasonable opinion of Party B, desirable to effect such release, (b) Party B shall be released from all obligations and liabilities arising under the Transferred Obligations; and (c) the Transferred Obligations shall cease to be Transaction(s) under the Agreement and shall be deemed to be Transaction(s) under the master agreement between Assignee and Party A; provided that, if at such time Assignee and Party A have not entered into a master agreement, Assignee and Party A shall be deemed to have entered into a form of 1992 ISDA Master Agreement (Multicurrency - Cross Border) without any Schedule attached thereto, except for (i) the election of

15

        Loss and Second Method for the purposes of payments on early termination, (ii) New York law as the governing law, (iii) USD as the Termination Currency, (iv) specifying that Section 2(c)(ii) of the ISDA Form will not apply, and (v) Party A as the Calculation Agent unless an Event of Default or a Potential Event of Default where Party A is the Defaulting Party shall occur, in which case Assignee shall be the Calculation Agent.

(d)
Financing Consent. Party A also hereby consents to the assignment of this Agreement (and the rights and obligations of Party B hereunder) pursuant to the First Lien Collateral Documents, the Second Lien Collateral Documents and the Third Lien Collateral Documents to the agent of the holders of the related secured obligations. If requested by Party B, Party A shall execute and deliver on the closing date under the Senior Credit Facilities a consent agreement with the trustee or administrative agent of the lenders under the Senior Credit Facilities in commercially reasonable form in which Party A consents to the collateral assignment of the Agreement (the “Consent”); provided, however, that in no event will the forebearance or standstill period under such Consent (the period between (a) the effective date of notice from Party A to the trustee or administrative agent that an Event of Default, Termination Event or Additional Termination Event has occurred with respect to Party B or that Party A otherwise has the right to terminate the Agreement, and (b) the date on which an Early Termination Date is designated) be greater than: (i) in the case of termination due to an event described in Section 5(a)(vii) of the ISDA Form (Party B’s bankruptcy), zero (-0-) days; (ii) in the case of a termination due to an event described in Section 5(a)(i) of the ISDA Form (Party B’s non-payment), thirty (30) days; (iii) in the case of a termination for any other reason, one-hundred and eighty (180) days.

(e)    Commodity Definitions.

(i)	Market Disruption Events. The following Market Disruption Events in Section 7.4 of the Commodity Definitions shall apply:

(A)	Price Source Disruption

(B)	Trading Disruption

(C)	Disappearance of Commodity Reference Price

(D)	Material Change in Formula

(E)	Material Change in Content

(ii)
Disruption Fallbacks. The following Market Disruption Fallbacks in Section 7.5(c) of the Commodity Definitions shall apply, in the following order, except as otherwise specifically provided in any Confirmation:

(A)	Postponement (with Maximum Days of Disruption equal to three Commodity Business Days);

(B)	Fallback Reference Price (if the parties have specified an alternate Commodity Reference Price in a Confirmation);

(C)	Negotiated Fallback; and

(D)	Fallback Reference Dealers.

(f)	Confidentiality. Each party that receives Confidential Information hereunder (the “Receiving Party”) agrees that all such Confidential Information will be held and treated by it and its representatives in confidence and will not, except as hereinafter provided, without the prior written consent of the party that provided such Confidential Information (the “Providing Party”), be disclosed, in any manner whatsoever, in whole or in part, and will not be used other than in connection with the purposes contemplated in this Confirmation; provided that either party may disclose such Confidential Information (i) to potential arrangers of financing and potential lenders (and their respective accountants, attorneys and advisors) (provided that disclosure will not be made to potential lenders until the arrangers of financing have launched a general syndication process as evidenced by the holding of a bank meeting), (ii) to credit rating agencies, (iii) as required by applicable securities laws, (iv)

16

to potential acquirers of any of the DevCo Facilities and (v) no earlier than thirty (30) days after the Trade Date, to counterparties with hedges and other trades that may be subject to novation as set forth in Section 9 (but, with respect to this clause (v), disclosure may be made only of such information as is necessary to consummate such novations and transfers under Section 9). Except as set forth in clauses (i) through (v), in the event that the Receiving Party is requested or required to disclose any Confidential Information, the Receiving Party shall provide the Providing Party with prompt written notice of any such request or requirement, if such notice is, in the determination of the Receiving Party’s counsel, permitted by law, so that the Providing Party may seek an appropriate protective order or waive compliance with the provisions of this Section. If, failing the entry of a protective order or the receipt of a waiver hereunder, the Receiving Party, in the determination of its counsel, is compelled to disclose Confidential Information, the Receiving Party may disclose that portion of the Confidential Information which the Receiving Party’s counsel advises that the Receiving Party is compelled to disclose. All right, title and interest in Confidential Information shall remain with the Providing Party and nothing contained herein shall be construed as granting or conferring any rights by license or otherwise in any Confidential Information.

5.    Non-reliance Representations:

Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(a)	Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it is based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(b)	Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and, assumes, the risks of that Transaction.
.
(c)     Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

6.    Representations and Warranties:

In connection with the negotiation of, the entering into, and the execution of a Confirmation, each party hereby represents and warrants to the other party that (a) it is both an (i) “Eligible Swap Participant” within the meaning of Part 35.1(b)(2) of the General Regulations under the Commodity Exchange Act, as amended and (ii) “Eligible Contract Participant” as defined in Sec. 1a.(12) of the Commodity Exchange Act, as amended (the “CEA”), (b) the Agreement and each Transaction is subject to individual negotiation by each party, and (c) neither the Agreement nor any Transaction will be executed or traded on a “trading facility” within the meaning of Section 1a(33) of the CEA.

Each party represents to the other that this agreement is its legal, valid and binding obligation, enforceable against it in accordance with its terms (subject to bankruptcy, insolvency and other similar laws relating to or affecting creditors’ rights generally); the execution and performance of this agreement will not cause it to violate any law, regulation or order by which it is bound or to which it is subject; and it has all necessary consents or approvals of any regulatory body to which it is subject.

7.    Additional Representations:

As of the date or dates, if any, that a security interest and lien is delivered in the Big Brown Collateral (pursuant to Section 2(c)(i)(A) or Section 2(f) of this Confirmation) or the Alternative Physical Collateral (pursuant to Section 2(c)(i)(B)(1) or Section 2(f) of this Confirmation) or the DevCo Collateral (pursuant to Section 2(d)(i)(A) of this Confirmation), Party B represents and warrants to Party A that:

(a)	to the extent such collateral consists of equity interests of DevCo, the liens granted to Party A (or to the

17

applicable collateral agent for the benefit of Party A) are free and clear of all liens, restrictions on transfer or other encumbrances other than those (i) arising pursuant to the limited liability company agreements or other governing documents of DevCo or applicable securities laws, (ii) for taxes not yet due, real property taxes imposed by the State of Texas that are not yet delinquent, or taxes that are being contested  in good faith and for which reserves have been maintained in accordance with GAAP, (iii) that arise by operation of law and (iv) permitted pursuant to the Senior Credit Facilities; and

(b)    with respect to all other assets, the liens granted to Party A (or to the applicable collateral agent for the benefit of Party A) (i) constitute valid and subsisting liens of record on such rights, title or interest in all such collateral consisting of real property, (ii) constitute perfected security interests in such rights, title or interest in all in all such collateral consisting of personal property, and (iii) are subject to no liens except Big Brown Permitted Liens, Alternative Physical Collateral Permitted Liens or DevCo Permitted Liens, as applicable.

8.    Limitation of Liability:

No party shall be required to pay special, exemplary, punitive, incidental, consequential or indirect damages whether or not arising from a party’s negligence) to the other party, nor shall any payments required under this agreement be deemed to be such damages.

9.    Novation of NYMEX Contracts and Third-Party OTC NG Hedges:

Commencing on the Novation Commencement Date and subject to the requirements of this Section 9, Party A agrees that it shall (i) take by novation or assignment pursuant to the procedures and documentation set forth below outstanding NYMEX Contracts from time to time held by Affiliates of Party B and outstanding OTC NG Hedges from time to time held by Affiliates of Party B, in each case having a term that does not extend beyond ***, and having, in the aggregate, a notional amount up to the difference of (X) the Full Hedge Amount less (Y) the aggregate notional amount (in MMBtus) under this Transaction (subject always to the proviso that the total notional amount of natural gas hedges outstanding with respect to all counterparties shall not be permitted to exceed the Full Hedge Amount), each as requested in writing by Party B and (ii) contemporaneous with the closing of any such novation or assignment, enter into a “Transaction” under the Agreement or such other documentation reasonably acceptable to Party A (such Transaction or documentation, the “Back to Back Documentation” ) which provides to Party B identical economic flows in respect of ordinary course (including settlement) payments (i.e. Party A will assume the credit risk, risk of default and risk of early termination with respect to the counterparty under the OTC NG Hedge, Party B and its affiliates will be relieved of any initial and variation margin or other collateral posting obligations associated with NYMEX Contracts and OTC NG Hedges) that would have been provided to Party B had Party B (instead of Party B’s affiliate) originally been a party to the NYMEX Contracts and OTC NG Hedges that are the subject of such novation or assignment; provided that:

(A)
the assignment of NYMEX Contracts and exchange cleared OTC NG Hedges shall be effected (i) by an assignment agreement substantially in all material respects in the form attached as Exhibit A (the “Assignment Agreement”); (ii) by a book transfer between the respective futures commission merchants (FCMs) that carry the accounts of Party A and Party B or its affiliates; (iii) with the approval of the NYMEX, Inc.; and (iv) to the extent permitted by Party A’s existing hedge exemption from position limits on NYMEX Contracts and exchange cleared OTC NG Hedges; provided, however, that if accepting an assignment of NYMEX Contracts and exchange cleared OTC NG Hedges from affiliates of Party B would cause Party A to exceed its existing hedge exemption, Party A agrees to make a good faith effort to obtain from the NYMEX, Inc. an increase in Party A’s hedge exemption sufficient to allow Party A to accept such NYMEX Contracts and exchange cleared OTC NG Hedges;

(B)	the novation of OTC NG Hedges shall be effected pursuant to a novation agreement substantially in all material respects in the form attached hereto as Exhibit B (the “Novation Agreement”);

(C)	the NYMEX Contracts and OTC NG Hedges to be transferred under this Section 9 shall be assigned, novated or otherwise transferred to Party A at the original contract price being applicable to the underlying NYMEX Contract or OTC NG Hedge (i.e., the hedge will be transferred at the original contract price with any embedded gain or loss not being realized at transfer), as applicable; provided, however, ***

18

All transactions subject to the Back to Back Documentation that occur as a result of novated OTC NG Hedges that are not exchange-cleared at the time of novation will have a notional value equal to the notional value of such novated transactions.

(D)
with respect to OTC NG Hedges that are not exchange cleared OTC NG Hedges, Party A’s obligation to take by novation Party B’s Affiliates’ positions with respect to such OTC NG Hedges shall either have in place with Party A or agree to an ISDA Master Agreement and all schedules and annexes thereto, including but not limited to a Credit Support Annex, reasonably acceptable to Party A; provided that where Party A does not have an ISDA Master Agreement and Credit Support Annex in place, it will use its commercially reasonable efforts promptly to negotiate such documentation with the counterparty to OTC NG Hedges to be novated by Party B’s Affiliates to Party A with such documentation to reflect (1) the election of Loss and Second Method for the purposes of payments on early termination, (2) New York law as the governing law, (3) USD as the Termination Currency, (4) specifying that Section 2(c)(ii) of the ISDA Form will not apply, and (5) Party A is the Calculation Agent unless an Event of Default or a Potential Event of Default where Party A is the Defaulting Party shall occur, in which case the other party shall be the Calculation Agent);

(E)
the Back to Back Documentation shall provide that the sole collateral for Party B’s obligations in respect of the Back to Back Documentation will be as provided in Section 2 hereof, with its Collateral Percentage being at all times equal to the quotient of: (a) the aggregate notional amount, in MMBtus, of all Transactions with Party A under the Agreement and, without duplication, other Back to Back Documentation with Party A, divided by (b) the Full Hedge Amount;

(F)	within five (5) Business Days of the execution of Back to Back Documentation with respect to each transferred NYMEX Contract and OTC NG Hedge, Party B shall pay a fee ***; and

(G)	no more than *** of NYMEX Contracts shall be the subject of this Section 9.

19

Please provide your confirmation that the foregoing accurately reflects our agreement by signing in the space below and delivering a duly executed counterpart hereof (which delivery shall be deemed to have been made upon delivery thereof at our above address or upon our receipt of a facsimile transmission of a copy thereof to our facsimile (214-875-9050)). Your response should reflect the appropriate person within your organization who has authority to enter into this Agreement and should be received by Party B no later than 5:00 pm Central Time on the third Business Day following the date received by you. Furthermore, you agree to notify us of any bona fide error that would require revision in order to accurately reflect our agreement by such time. If Party B has not been notified of a bona fide error or received a fully executed confirmation in the manner set forth above, this Transaction shall be deemed binding on Party A and Party B as sent. Please direct and questions or concerns to Sara Herrlein at (214) 875-9526.

Very truly yours
TXU Generation Development Company LLC

By:	/s/ David A. Campbell
Name: David A. Campbell
Title: Executive Vice President

ACCEPTED AND AGREED

***

By___/s/ ___________________________ ***
Name: ***
Title:***

20

Schedule 1

Transaction Terms

Schedule 1
***
                                                                                                Transaction Terms
TRADE DATE	June 6, 2006

FIXED PRICE PAYOR	Party A

FLOATING PRICE PAYOR	Party B

COMMODITY TYPE	Natural Gas

FIXED PRICE	***

FLOATING PRICE
The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT	MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD	***

CALCULATION PERIOD	Each calendar month beginning with *** and ending ***

PAYMENT DATE	Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined

Schedule 1
***
Transaction Terms

TRADE DATE	June 6, 2006

FIXED PRICE PAYOR	Party A

FLOATING PRICE PAYOR	Party B

COMMODITY TYPE	Natural Gas

FIXED PRICE	***

FLOATING PRICE
The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT	MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD	***

CALCULATION PERIOD	Each calendar month beginning with *** and ending ***

PAYMENT DATE	Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined

Schedule 1
***
Transaction Terms

TRADE DATE	June 6, 2006

FIXED PRICE PAYOR	Party A

FLOATING PRICE PAYOR	Party B

COMMODITY TYPE	Natural Gas

FIXED PRICE	***

FLOATING PRICE
The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT	MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD	***

CALCULATION PERIOD	Each calendar month beginning with *** and ending ***

PAYMENT DATE	Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined

Schedule 1
***
Transaction Terms

TRADE DATE	June 6, 2006

FIXED PRICE PAYOR	Party A

FLOATING PRICE PAYOR	Party B

COMMODITY TYPE	Natural Gas

FIXED PRICE	***

FLOATING PRICE
The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT	MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD	***

CALCULATION PERIOD	Each calendar month beginning with *** and ending ***

PAYMENT DATE	Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined

Schedule 1
***
Transaction Terms

TRADE DATE	June 6, 2006

FIXED PRICE PAYOR	Party A

FLOATING PRICE PAYOR	Party B

COMMODITY TYPE	Natural Gas

FIXED PRICE	***

FLOATING PRICE
The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT	MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD	***

CALCULATION PERIOD	Each calendar month beginning with *** and ending ***

PAYMENT DATE	Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined

Schedule 1
***
Transaction Terms

TRADE DATE	June 6, 2006

FIXED PRICE PAYOR	Party A

FLOATING PRICE PAYOR	Party B

COMMODITY TYPE	Natural Gas

FIXED PRICE	***

FLOATING PRICE
The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT	MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD	***

CALCULATION PERIOD	Each calendar month beginning with *** and ending ***

PAYMENT DATE	Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined

Schedule 1
***
Transaction Terms

TRADE DATE	June 6, 2006

FIXED PRICE PAYOR	Party A

FLOATING PRICE PAYOR	Party B

COMMODITY TYPE	Natural Gas

FIXED PRICE	***

FLOATING PRICE
The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT	MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD	***

CALCULATION PERIOD	Each calendar month beginning with *** and ending ***

PAYMENT DATE	Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined

Schedule 1
***
Transaction Terms

TRADE DATE	June 6, 2006

FIXED PRICE PAYOR	Party A

FLOATING PRICE PAYOR	Party B

COMMODITY TYPE	Natural Gas

FIXED PRICE	***

FLOATING PRICE
The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT	MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD	***

CALCULATION PERIOD	Each calendar month beginning with *** and ending ***

PAYMENT DATE	Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined

Schedule 1
***
Transaction Terms

TRADE DATE	June 6, 2006

FIXED PRICE PAYOR	Party A

FLOATING PRICE PAYOR	Party B

COMMODITY TYPE	Natural Gas

FIXED PRICE	***

FLOATING PRICE
The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT	MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD	***

CALCULATION PERIOD	Each calendar month beginning with *** and ending ***

PAYMENT DATE	Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined

Schedule 1
***
Transaction Terms

TRADE DATE	June 6, 2006

FIXED PRICE PAYOR	Party A

FLOATING PRICE PAYOR	Party B

COMMODITY TYPE	Natural Gas

FIXED PRICE	***

FLOATING PRICE
The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT	MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD	***

CALCULATION PERIOD	Each calendar month beginning with *** and ending ***

PAYMENT DATE	Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined

Schedule 1
***
Transaction Terms

TRADE DATE	June 6, 2006

FIXED PRICE PAYOR	Party A

FLOATING PRICE PAYOR	Party B

COMMODITY TYPE	Natural Gas

FIXED PRICE	***

FLOATING PRICE
The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT	MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD	***

CALCULATION PERIOD	Each calendar month beginning with *** and ending ***

PAYMENT DATE	Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined

Schedule 1
***
Transaction Terms
TRADE DATE	June 6, 2006

FIXED PRICE PAYOR	Party A

FLOATING PRICE PAYOR	Party B

COMMODITY TYPE	Natural Gas

FIXED PRICE	***

FLOATING PRICE
The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT	MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD	***

CALCULATION PERIOD	Each calendar month beginning with *** and ending ***

PAYMENT DATE	Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined

Schedule 1
***
Transaction Terms

TRADE DATE	June 6, 2006

FIXED PRICE PAYOR	Party A

FLOATING PRICE PAYOR	Party B

COMMODITY TYPE	Natural Gas

FIXED PRICE	***

FLOATING PRICE
The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT	MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD	***

CALCULATION PERIOD	Each calendar month beginning with *** and ending ***

PAYMENT DATE	Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined

Schedule 1
***
Transaction Terms

TRADE DATE	June 6, 2006

FIXED PRICE PAYOR	Party A

FLOATING PRICE PAYOR	Party B

COMMODITY TYPE	Natural Gas

FIXED PRICE	***

FLOATING PRICE
The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT	MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD	***

CALCULATION PERIOD	Each calendar month beginning with *** and ending ***

PAYMENT DATE	Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined

Schedule 1
***
Transaction Terms
TRADE DATE	June 6, 2006

FIXED PRICE PAYOR	Party A

FLOATING PRICE PAYOR	Party B

COMMODITY TYPE	Natural Gas

FIXED PRICE	***

FLOATING PRICE
The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT	MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD	***

CALCULATION PERIOD	Each calendar month beginning with *** and ending ***

PAYMENT DATE	Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined

Schedule 1
***
Transaction Terms

TRADE DATE	June 6, 2006

FIXED PRICE PAYOR	Party A

FLOATING PRICE PAYOR	Party B

COMMODITY TYPE	Natural Gas

FIXED PRICE	***

FLOATING PRICE
The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT	MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD	***

CALCULATION PERIOD	Each calendar month beginning with *** and ending ***

PAYMENT DATE	Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined

Schedule 1
***
Transaction Terms

TRADE DATE	June 6, 2006

FIXED PRICE PAYOR	Party A

FLOATING PRICE PAYOR	Party B

COMMODITY TYPE	Natural Gas

FIXED PRICE	***

FLOATING PRICE
The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT	MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD	***

CALCULATION PERIOD	Each calendar month beginning with *** and ending ***

PAYMENT DATE	Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined

Schedule 1
***
Transaction Terms

TRADE DATE	June 6, 2006

FIXED PRICE PAYOR	Party A

FLOATING PRICE PAYOR	Party B

COMMODITY TYPE	Natural Gas

FIXED PRICE	***

FLOATING PRICE
The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT	MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD	***

CALCULATION PERIOD	Each calendar month beginning with *** and ending ***

PAYMENT DATE	Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined

Schedule 1
***
Transaction Terms

TRADE DATE	June 6, 2006

FIXED PRICE PAYOR	Party A

FLOATING PRICE PAYOR	Party B

COMMODITY TYPE	Natural Gas

FIXED PRICE	***

FLOATING PRICE
The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT	MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD	***

CALCULATION PERIOD	Each calendar month beginning with *** and ending ***

PAYMENT DATE	Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined

Schedule 1
***
Transaction Terms

TRADE DATE	June 6, 2006

FIXED PRICE PAYOR	Party A

FLOATING PRICE PAYOR	Party B

COMMODITY TYPE	Natural Gas

FIXED PRICE	***

FLOATING PRICE
The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT	MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD	***

CALCULATION PERIOD	Each calendar month beginning with *** and ending ***

PAYMENT DATE	Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined

Schedule 1
***
Transaction Terms

TRADE DATE	June 6, 2006

FIXED PRICE PAYOR	Party A

FLOATING PRICE PAYOR	Party B

COMMODITY TYPE	Natural Gas

FIXED PRICE	***

FLOATING PRICE
The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT	MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD	***

CALCULATION PERIOD	Each calendar month beginning with *** and ending ***

PAYMENT DATE	Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined

Schedule 1
***
Transaction Terms

TRADE DATE	June 6, 2006

FIXED PRICE PAYOR	Party A

FLOATING PRICE PAYOR	Party B

COMMODITY TYPE	Natural Gas

FIXED PRICE	***

FLOATING PRICE
The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT	MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD	***

CALCULATION PERIOD	Each calendar month beginning with *** and ending ***

PAYMENT DATE	Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined

Schedule 1
***
Transaction Terms

TRADE DATE	June 6, 2006

FIXED PRICE PAYOR	Party A

FLOATING PRICE PAYOR	Party B

COMMODITY TYPE	Natural Gas

FIXED PRICE	***

FLOATING PRICE
The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT	MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD	***

CALCULATION PERIOD	Each calendar month beginning with *** and ending ***

PAYMENT DATE	Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined

Schedule 1
***
Transaction Terms

TRADE DATE	June 6, 2006

FIXED PRICE PAYOR	Party A

FLOATING PRICE PAYOR	Party B

COMMODITY TYPE	Natural Gas

FIXED PRICE	***

FLOATING PRICE
The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT	MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD	***

CALCULATION PERIOD	Each calendar month beginning with *** and ending ***

PAYMENT DATE	Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined

Schedule 1
***
Transaction Terms

TRADE DATE	June 6, 2006

FIXED PRICE PAYOR	Party A

FLOATING PRICE PAYOR	Party B

COMMODITY TYPE	Natural Gas

FIXED PRICE	***

FLOATING PRICE
The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT	MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD	***

CALCULATION PERIOD	Each calendar month beginning with *** and ending ***

PAYMENT DATE	Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined

Schedule 1
***
Transaction Terms

TRADE DATE	June 6, 2006

FIXED PRICE PAYOR	Party A

FLOATING PRICE PAYOR	Party B

COMMODITY TYPE	Natural Gas

FIXED PRICE	***

FLOATING PRICE
The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT	MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD	***

CALCULATION PERIOD	Each calendar month beginning with *** and ending ***

PAYMENT DATE	Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined

Schedule 1
***
Transaction Terms

TRADE DATE	June 6, 2006

FIXED PRICE PAYOR	Party A

FLOATING PRICE PAYOR	Party B

COMMODITY TYPE	Natural Gas

FIXED PRICE	***

FLOATING PRICE
The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT	MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD	***

CALCULATION PERIOD	Each calendar month beginning with *** and ending ***

PAYMENT DATE	Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined

Schedule 1
***
Transaction Terms

TRADE DATE	June 6, 2006

FIXED PRICE PAYOR	Party A

FLOATING PRICE PAYOR	Party B

COMMODITY TYPE	Natural Gas

FIXED PRICE	***

FLOATING PRICE
The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT	MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD	***

CALCULATION PERIOD	Each calendar month beginning with *** and ending ***

PAYMENT DATE	Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined

Schedule 1
***
Transaction Terms

TRADE DATE	June 6, 2006

FIXED PRICE PAYOR	Party A

FLOATING PRICE PAYOR	Party B

COMMODITY TYPE	Natural Gas

FIXED PRICE	***

FLOATING PRICE
The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT	MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD	***

CALCULATION PERIOD	Each calendar month beginning with *** and ending ***

PAYMENT DATE	Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined

Schedule 1
***
Transaction Terms

TRADE DATE	June 6, 2006

FIXED PRICE PAYOR	Party A

FLOATING PRICE PAYOR	Party B

COMMODITY TYPE	Natural Gas

FIXED PRICE	***

FLOATING PRICE
The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT	MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD	***

CALCULATION PERIOD	Each calendar month beginning with *** and ending ***

PAYMENT DATE	Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined

Schedule 1
***
Transaction Terms

TRADE DATE	June 6, 2006

FIXED PRICE PAYOR	Party A

FLOATING PRICE PAYOR	Party B

COMMODITY TYPE	Natural Gas

FIXED PRICE	***

FLOATING PRICE
The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT	MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD	***

CALCULATION PERIOD	Each calendar month beginning with *** and ending ***

PAYMENT DATE	Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined

Schedule 1
***
Transaction Terms

TRADE DATE	June 6, 2006

FIXED PRICE PAYOR	Party A

FLOATING PRICE PAYOR	Party B

COMMODITY TYPE	Natural Gas

FIXED PRICE	***

FLOATING PRICE
The New York Mercantile Exchange’s (NYMEX) closing settlement prices for the last business trading day in the corresponding contract month for NYMEX natural gas future contract for delivery at Henry Hub

QUANTITY MEASUREMENT	MMBTU (One Million British Thermal Units)

QUANTITY PER CALCULATION PERIOD	***

CALCULATION PERIOD	Each calendar month beginning with *** and ending ***

PAYMENT DATE	Amounts owed shall be due and payable on or before 12:00 noon (Central Time) on the fifth Business Day succeeding the date on which the Floating Price is determined

Schedule 2

Credit Facility Terms

$1.0 Billion Senior Secured Second Lien Facility
Summary of Principal Terms and Conditions

Borrower	TXU Generation Development Company LLC, a Delaware limited liability company ("Borrower").
Guarantors	Each Project Company.
Lead Arranger and Bookrunner	***
Administrative Agent	*** (“Agent”).
Collateral Agent	TBD
Lenders	A group of financial institutions arranged by *** (the “Lenders”).
Facility
A second lien secured credit facility to fund each “Pre-Completion Shortfall” under (and as defined in) the ISDA Confirmation between Borrower and *** dated June __, 2006 (the “Confirmation”). The Confirmation relates to the “Projects” as such term is defined in the Summary of Principal Terms and Conditions for the $11.0 billion Senior Secured Credit Facilities (the “Project Finance Facilities”) attached as Annex I to the Commitment Letter from *** to TXU Corp. (“Sponsor”) and the Borrower dated June 5, 2006 (the “Project Financing Term Sheet”). Capitalized terms used but not otherwise defined in this Summary of Principal Terms and Conditions have the meanings given to them in the Project Financing Term Sheet.

Use of Proceeds	The Facility will be available solely to fund any Pre-Completion Shortfall owed *** and interest accrued under the Facility.
Facility Amount	$1 billion multiplied by the Collateral Percentage (as defined in the Confirmation) on the date of determination.
Availability	***
Pricing	***
Fees	***
Tenor and Terms	Advances under the Facility will be subject to the same terms and conditions and will mature on the same date the TLC Loans mature.
Security	Advances under the Facility will be secured on a pari passu basis with the TLC Loans.
Conditions Precedent to Closing
The Facility shall become effective upon satisfaction of the following conditions precedent as well as others reasonably specified by the Agent (the “Closing Date”):

   •  Due execution and delivery of the definitive credit documentation for the Facility, including a credit agreement, promissory notes, security documentation, intercreditor agreement, and other documents customary for facilities of this type (the “Credit

1

Documents”); and • The Closing Date (as defined in the Project Financing Term Sheet) shall have occurred.
Conditions Precedent to each Advance

Conditions precedent for each advance under the Facility will include the following as well as others reasonably specified by the Agent:

•  For any advance that is not solely to pay accrued interest under the
         Facility, *** shall have received a     Pre-Completion Shortfall Notice
         (as defined in the Confirmation) in an amount equal to the amount of the advance;

•  No default or event of default shall exist under the Facility; and

•  All representations and warranties of Borrower shall be true and correct in all material respects.

Construction Delays

Notwithstanding any other provision set forth herein, funding under the Facility to cover Pre-Completion Shortfalls owed *** and interest accrued under the Facility will not be conditioned by events related to construction delays; provided however that during the occurrence and continuation of a Default or an Event of Default under the Project Finance Facilities, there shall be no draws under the Facility.

Representations and Warranties	Usual for facilities of this type (subject to materiality and reasonableness qualifiers and grace periods) and comparable to those in the Project Financing Term Sheet.
Affirmative Covenants	Usual for facilities of this type (subject to materiality and reasonableness qualifiers, grace periods, carve-outs, etc.) and comparable to those in the Project Financing Term Sheet.
Negative Covenants	Usual for facilities and transactions of this type (subject to materiality and reasonableness qualifiers, grace periods, carve-outs etc.) and comparable to those in the Project Financing Term Sheet.
Financial Covenants	Identical to those included in the Project Financing Term Sheet.
Events of Default	Usual for facilities and transactions of this type (subject to materiality and reasonableness qualifiers and grace periods) and including a cross-default to TLC Loans.
Non-Recourse

Other than express obligations under the Facility documentation and Project Documents, the obligations under the Facility documentation will be obligations solely of Borrower and the Project Companies, and the Lenders will not have recourse to Sponsor or any other affiliate of Borrower and the Project Companies.

Lender Assignment

The Lenders will be permitted to assign loans and commitments with the consent of the Agent (unless such assignment is an assignment of a commitment or loan under a Facility to a Lender, an affiliate of a Lender or an approved fund). Each assignment (except to other Lenders or their affiliates) will be in a minimum amount of $1,000,000 in respect of loans and commitments under the Facility. The Agent will receive a processing and recordation fee of $3,500, payable by the assignor and/or the assignee, with each assignment.

2

The Lenders will be permitted to participate loans and commitments without restriction. Voting rights of participants shall be limited to matters in respect of (a) increases in commitments, (b) reductions of principal, interest or fees, (c) extensions of scheduled amortization or final maturity and (d) certain releases of Collateral or material Guarantees.

Intercreditor Agreement	The agreement to be executed in connection with the Project Finance Facilities.
Customary Provisions

The Facility documentation will contain customary provisions regarding indemnification, tax gross up, increased costs, illegality, capital adequacy and breakage costs subject to mitigation obligations, lender removal provisions and tax credit provisions.

Governing Law	The definitive documents (other than real property collateral documents, which will be governed by local law) will be governed by the laws of the State of New York.
Counsel	Counsel to the Lead Arranger and Agent is ***. Milbank Tweed Hadley & McCloy LLP is counsel to Borrower, Sponsor and the Project Companies.
Local Texas Counsel	TBD

3

TXU - *** Confirmation
Annex A - Form of Guaranty

Annex A

Form of Guaranty

TXU - *** Confirmation
Annex A - Form of Guaranty

***	***
June 6, 2006
To:     TXU Generation Development Company LLC

Ladies and Gentlemen:

From time to time, *** and TXU Generation Development Company LLC (“Counterparty”) may enter into one or more commodity transactions relating to the purchase, sale, exchange or similar physically-delivered and/or financially-settled transactions (or options thereon) with respect to crude oil, coal, natural gas, electricity or other energy commodity or energy related services, or emission allowances (each, a “Transaction”), based on prices of such commodities as the parties may agree, and the terms and conditions of which shall be set forth in individual confirmations issued by *** or exchanged between the parties (each, a “Confirmation”), including the Transaction evidenced by the long-form confirmation letter agreement entered into between *** and Counterparty on June 6, 2006 (the “Long-Form Confirmation”), which incorporates by reference the terms of the 1992 ISDA Master Agreement (collectively, the Transactions, together with each Confirmation, and the Long-Form Confirmation, together with each schedule, annex and exhibit thereto, are hereinafter the "Agreement").

In consideration of Counterparty entering into such Transactions, *** hereby irrevocably and unconditionally guarantees, as primary obligor and not merely as surety, to Counterparty, with effect from the date of the first Transaction with the Counterparty, the due and punctual payment of all amounts payable by *** under each Transaction and the Agreement when the same shall become due and payable, whether on scheduled payment dates, upon demand, upon declaration of termination or otherwise, in accordance with the terms of the Agreement and giving effect to any applicable grace period. Upon failure of ***punctually to pay any such amounts, and upon written demand by Counterparty to *** at its address set forth in the signature block of this Guarantee (or to such other address as *** may specify in writing), *** agrees to pay or cause to be paid such amounts; provided that delay by Counterparty in giving such demand shall in no event affect *** obligations under this Guarantee.

*** hereby agrees that its obligations hereunder shall be absolute and unconditional and will not be discharged except by complete payment of the amounts payable under the Agreement, irrespective of any claim as to the Agreement's validity, regularity or enforceability or the lack of authority of *** to execute or deliver the Agreement; or any change in or amendment to the Agreement; or any waiver or consent by Counterparty with respect to any provisions thereof; or the absence of any action to enforce the Agreement, or the recovery of any judgment against *** or of any action to enforce a judgment against *** under the Agreement; or any similar circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor or surety generally. This is a guarantee of payment and not merely of collection.

*** hereby waives diligence, presentment, demand on *** for payment or otherwise (except as provided hereinabove), filing of claims, requirement of a prior proceeding against *** and protest or notice, except for notice as provided for in the Agreement with respect to amounts payable by *** (to the extent that notice may be lawfully given). If at any time payment under the Agreement is rescinded or must be otherwise restored or returned by Counterparty upon the insolvency, bankruptcy or reorganization of *** or *** or otherwise, *** obligations hereunder with respect to such payment shall be reinstated upon such restoration or return being made by Counterparty.

1

*** CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

TXU - *** Confirmation   .
Annex A - Form of Guaranty

*** represents to Counterparty as of the date hereof which representations will be deemed to be repeated by *** on each date on which a Transaction is entered into, that:

1.    it is duly organized and validly existing under the laws of the jurisdiction of its incorporation and has full power and legal right to execute and deliver this Guarantee and to perform the provisions of this Guarantee on its part to be performed;

2.    its execution, delivery and performance of this Guarantee have been and remain duly authorized by all necessary corporate action and do not contravene any provision of its certificate of incorporation or by-laws or any law, regulation or contractual restriction binding on it or its assets;

3.    all consents, authorizations, approvals and clearances (including, without limitation, any necessary exchange control approval) and notifications, reports and registrations requisite for its due execution, delivery and performance of this Guarantee have been obtained from or, as the case may be, filed with the relevant governmental authorities having jurisdiction and remain in full force and effect and all conditions thereof have been duly complied with and no other action by, and no notice to or filing with, any governmental authority having jurisdiction is required for such execution, delivery or performance; and

4.    this Guarantee is its legal, valid and binding obligation enforceable against it in accordance with its terms except as enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights or by general equity principles.

By accepting this Guarantee and entering into the Agreement, Counterparty agrees that *** shall be subrogated to all rights of Counterparty against *** in respect of any amounts paid by *** pursuant to this Guarantee, provided that *** shall be entitled to enforce or to receive any payment arising out of or based upon such right of subrogation only to the extent that it has paid all amounts payable by *** under the Agreement.

This Guarantee may be terminated upon 15 days prior written notice to that effect actually received by Counterparty. Such termination shall not, however, affect or reduce *** obligation hereunder for any liability of *** incurred prior to such termination.

*** hereby agrees that it shall pay all reasonable costs, fees and expenses (including reasonable attorneys' fees and disbursements) incurred by Counterparty in successfully enforcing *** obligations under this Guarantee.

This Guarantee shall be governed by and construed in accordance with the laws of the State of New York, without reference to its choice of law doctrine. All capitalized terms not otherwise defined herein shall have the respective meanings assigned to them in the Agreement.
***

By:       ___________________________
Name:
Title:
Address:    ***

2

TXU - *** Confirmation   .
Annex B - Unilateral CSA Paragraph 13

UNILATERAL CSA - PARAGRAPH 13

PARTY A:   *** (the “Pledgor”)
PARTY B:   TXU GENERATION DEVELOPMENT COMPANY LLC (the “Secured Party”)

Paragraph 13.  Elections and Variables

(a)    Security Interest for “Obligations”. The term “Obligations” as used in this Annex includes the following additional obligations:

With respect to Party A: None
With respect to Party B: Inapplicable

(b)    Credit Support Obligations.

(i) Delivery Amount, Return Amount and Credit Support Amount.

(A)	“Delivery Amount” has the meaning specified in Paragraph 3(a).

(B)	“Return Amount” has the meaning specified in Paragraph 3(b).

(C)	“Credit Support Amount” has the meaning specified in Paragraph 3.

(ii) Eligible Collateral.  The following items will qualify as “Eligible Collateral” for the party specified:

		Party A	Party B	Valuation Percentage
(A)	Cash	[x]	Inapplicable	100%

(iii)    Other Eligible Support. The following items will qualify as “Other Eligible Support” for the party specified:

With respect to Party A: None
With respect to Party B: Inapplicable

(iv)    Thresholds.

(A)	“Independent Amount” means with respect to Party A: Zero

“Independent Amount” means with respect to Party B: Inapplicable

(B)	“Threshold” means with respect to Party A shall correspond to the lower of the S&P or Moody’s credit rating for Party A or its Credit Support Provider as follows:

S&P Rating	Moody’s Rating	Threshold
A+ or higher	A1 or higher	***
A	A2	***
A-	A3	***
BBB+	Baa1	***
BBB	Baa2	***
BBB - or lower	Baa3 or lower	***

                Provided that in the event that an Event of Default has occurred and is continuing with respect

TXU - *** Confirmation   .
Annex B - Unilateral CSA Paragraph 13

to Party A, Party A’s Threshold shall be zero.

“Threshold” means with respect to Party B: Inapplicable

(C)
“Minimum Transfer Amount” means with respect to Party A: $100,000; provided, however, that the Minimum Transfer Amount for Party A shall be zero upon the occurrence and during the continuance of an Event of Default or Potential Event of Default, or Termination Event with respect to Party A.

“Minimum Transfer Amount” means with respect to Party B: $100,000.

(D)	Rounding. The Delivery Amount and the Return Amount will be rounded up and down respectively to the nearest integral multiple of $10,000.

(c)    Valuation and Timing.

(i)    “Valuation Agent” means: Party A or its agent.

(ii)	“Valuation Date” means: At the request of either party, any Local Business Day which, if treated as a Valuation date, would result in a Delivery Amount or a Return Amount.

(iii)    “Valuation Time” means:

[x]	the close of business in the city of the Valuation Agent on the Valuation Date or date of calculation, as applicable;

[x]	the close of business on the Local Business Day before the Valuation Date or date of calculation, as applicable;

provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

(iv)    “Notification Time” means 5:00 p.m., New York time, on a Local Business Day.

(v)	“Exposure” has the meaning provided in Paragraph 12.

(d)
Conditions Precedent and Secured Party's Rights and Remedies. Each Termination Event specified below with respect to a party will be a “Specified Condition” for that party (the specified party being the Affected Party if a Termination Event or Additional Termination Event occurs with respect to that party):

	Party A	Party B

Illegality	[X]	Inapplicable
Tax Event	[X]	Inapplicable
Tax Event Upon Merger	[X]	Inapplicable
Credit Event Upon Merger	[X]	Inapplicable

(e)	Substitution.

(i)    “Substitution Date” has the meaning specified in Paragraph 4(d)(ii).

(ii)	Consent. The Pledgor must obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d).

(f)	Dispute Resolution.

(i)	“Resolution Time” means 5:00 p.m., New York time, on the Local Business Day following the date on which the notice is given that gives rise to a dispute under Paragraph 5.

2

TXU - *** Confirmation   .
Annex B - Unilateral CSA Paragraph 13

(ii)	Value. For the purpose of Paragraphs 5(i)(C) and 5(ii), the Value of Posted Credit Support will be calculated in accordance with standard market practice.

(iii)   Alternative.  The provisions of Paragraph 5 will apply.

(g)	Holding and Using Posted Collateral.

(i)	Eligibility to Hold Posted Collateral; Custodians. Party B and the Custodian of Party B will be entitled to hold Posted Collateral pursuant to Paragraph 6(b).

Initially, the Custodian for Party B is: as identified from Party B to Party A in writing.

(ii)    Use of Posted Collateral. The provisions of Paragraph 6(c) will apply.

(h)    Distributions and Interest Amount.

(i)
Interest Rate. The “Interest Rate” will be, with respect to Eligible Collateral in the form of Cash, for any day, the rate opposite the caption “Federal Funds (Effective)” for such day as published for such day in Federal Reserve Publication H.15(519) or any successor publication as published by the Board of Governors of the Federal Reserve System.

(ii)
Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the first Local Business Day of each calendar month and on any Local Business Day that Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b).

(iii)    Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(i)    Other Eligible Support and Other Posted Support.

(i)    “Value” with respect to Other Eligible Support and Other Posted Support means: Inapplicable

(ii)	“Transfer” with respect to Other Eligible Support and Other Posted Support means: Inapplicable

(j)	Demands and Notices. All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, unless otherwise specified here:

Party A:    As set forth in the Confirmation.

Party B:    As set forth in the Confirmation.

(k)    Addresses for Transfers.

Party A:    As set forth in demands and notices from time to time

Party B:    As set forth in demands and notices from time to time

(l)    Other Provisions.

(i)
Limit on Secured Party’s Liability. The Secured Party will not be liable for any losses or damages that the Pledgor may suffer as a result of any failure by the Secured Party to perform, or any delay by it in performing, any of its obligations under this Annex if the failure or delay results from circumstances beyond the reasonable control of the Secured Party or its Custodian, such as interruption or loss of computer or communication services, labor disturbance, natural disaster or local or national emergency.

(ii)	Further Assurances; Power of Attorney. The Pledgor shall execute and deliver to the Secured Party

3

TXU - *** Confirmation   .
Annex B - Unilateral CSA Paragraph 13

        such financing statements, assignments, or other documents and do such other things relating to the Posted Collateral as the Secured Party may reasonably request in order to protect and maintain its security interest in the Posted Collateral and to protect, preserve, and realize upon the Posted Collateral, and if the Pledgor fails to do any such thing, then the Secured Party is hereby authorized by the Pledgor (but not required) to complete and execute such financing statements, assignments, and other documents and to take such actions as the Secured Party deems appropriate for such purposes. The Pledgor hereby appoints the Secured Party, during the term of this Agreement, as the Pledgor’s agent and attorney-in-fact to complete and execute such financing statements, assignments and other documents and to perform all other acts which the Secured Party may deem appropriate to protect and maintain its security interest in the Posted Collateral and to protect, preserve, and realize upon the Posted Collateral. The power-of-attorney granted herein to the Secured Party is coupled with an interest and is irrevocable during the term of this Agreement.

(iii)
Agreement as to Single Secured Party and Pledgor.  Party A and Party B agree that, notwithstanding anything to the contrary in the recital to this Annex, Paragraph 1(b) or Paragraph 2 or the definitions in Paragraph 12, (a) the term “Secured Party” as used in this Annex means only Party B, (b) the term “Pledgor” as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgment in the final sentence of Paragraph 8(a) and the representations in Paragraph 9, (d) only Party A will be required to make Transfers of Eligible Credit Support hereunder and (e) Paragraph 7 shall apply to Party A only and shall not apply to Party B.

(iv)	Expenses Related to Posting of Eligible Collateral. Party A shall be liable for the costs and expenses incurred as a result of the delivery of Eligible Credit Support pursuant to this Annex.

4

TXU - *** Confirmation   .
Annex B - Unilateral CSA Paragraph 13

***	TXU GENERATION DEVELOPMENT COMPANY LLC
By: ____________________________ Name: Title:	By: ____________________________ Name: Title:

5

TXU - *** Confirmation
Annex C - Form of Acceptable Letter of Credit

Annex C

Form of Acceptable Letter of Credit

TXU - *** Confirmation
Annex C - Form of Acceptable Letter of Credit

IRREVOCABLE STANDBY LETTER OF CREDIT

[Insert Issuing Bank Letterhead]

[__], 2006

IRREVOCABLE STANDBY LETTER OF CREDIT NO.[__]

***

Ladies and Gentlemen:

At the request, on the instructions and for the account of TXU Generation Development Company, a limited liability company organized under the laws of the State of Delaware (the “Company”), we hereby establish this Irrevocable Standby Letter of Credit in your favor.

We hereby irrevocably authorize you to draw on us in accordance with the terms and conditions hereinafter set forth in the stated amount equal to the amount specified on Schedule 1 hereto (the “Stated Amount”), effective immediately and expiring on [---] (the “Expiration Date”).

Subject to the foregoing and the further provisions of this Letter of Credit, a demand for payment may be made by you by presentation to us at [address of issuer], of your drawing certificate in the form of Annex A attached hereto. Such certificate, which forms an integral part of this Letter of Credit, shall have all blanks appropriately filled in and shall be purportedly signed by one of your officers (each an “Authorized Officer”), and shall be on the form of a letter or telecopy on your letterhead or authenticated swift. Any telecopy or tested telex pursuant to which a drawing is made hereunder shall be promptly confirmed to us in writing; provided, that the giving of such written confirmation shall not be a condition to drawing under this Letter of Credit or honor thereof.

Demand for payment may be made by you under this Letter of Credit prior to the Expiration Date hereof at any time prior to 5:00 p.m., New York time, at our address set forth above on any Business Day. As used herein the term “Business Day” means (a) a day on which we (at our above address) are open for the purpose of conducting a commercial banking business and (b) a day on which banking institutions in New York, New York, generally are open for the purpose of conducting a commercial banking business. If demand for payment is made by you hereunder on a Business Day on or prior to 4:00 p.m., New York time, and your drawing certificate conforms to the terms and conditions hereof, payment shall be made to you on the next immediately succeeding Business Day. If demand for payment is made by you hereunder on a Business Day after 4:00 p.m., New York time, and your drawing certificate conforms to the terms and conditions hereof, payment shall be made to you on the second immediately succeeding Business Day.

*** CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

TXU - *** Confirmation
Annex C - Form of Acceptable Letter of Credit
Demands for payment hereunder honored by us shall not, in the aggregate, exceed the Stated Amount in effect at the time, and each such drawing shall reduce pro tanto the Stated Amount of this Letter of Credit.

Upon the earliest of (i) the honoring by us of the final drawing that reduces the then available amount to zero or (ii) the Expiration Date hereof, this Letter of Credit shall automatically terminate.

This Letter of Credit sets forth in full the terms of our undertaking, and this undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein or in which this Letter of Credit is referred to or to which this Letter of Credit relates, and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement.

This Letter of Credit is transferable in whole, but not in part, in connection with an assignment of your entire right, title and interest in and to, and all of your obligations under, 1992 ISDA Master Agreement (Multicurrency-Cross Border) (the “ISDA Form” or, when executed, the “Agreement”), each Transaction thereunder, and each Confirmation thereof, including the Confirmation dated June [---] 2006 (the “Agreements”), upon delivery to us of this original Letter of Credit and the original amendments hereto, if any, accompanied by a properly completed Notice of Transfer in the form of Annex B attached hereto. This Letter of Credit will not be transferred to any entity or person who is subject to sanctions issued by the U.S. Department of Commerce or to whom such transfer is prohibited by the Foreign Assets Control Regulations or any other United States regulations or laws.

Upon the payment to you or your account of the amount specified in the drawing certificate, we shall be fully discharged on our obligation under this Letter of Credit with respect to such drawing, and we shall not thereafter be obligated to make any further payments under this Letter of Credit in respect of such drawing to you or to any other person.

All charges related to this Letter of Credit are for the Company’s account.

This Letter of Credit shall be governed by, and construed in accordance with, the terms of the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 (the “Uniform Customs”), including, but not limited to, any provisions relating to force majeure. As to matters not governed by the Uniform Customs, this Letter of Credit shall be governed by and construed in accordance with the laws of the State of New York, including, without limitation, the Uniform Commercial Code as in effect in the State of New York.

Communications with respect to this Letter of Credit shall be in writing and be addressed to us at [---], specifically referring to the number of this Letter of Credit.

                        Very truly yours,

                                                        ___________________________

2

TXU - *** Confirmation
Annex C - Form of Acceptable Letter of Credit

Schedule 1

The Stated Amount shall be:

TXU - *** Confirmation
Annex C - Form of Acceptable Letter of Credit

Annex A

DRAWING CERTIFICATE

[Insert Name of Issuing Bank]

[Insert Address of Issuing Bank]

Ladies and Gentlemen:

*** (the “Beneficiary”) hereby certifies to [______________________] (the “Bank”), with reference to the Bank’s Irrevocable Standby Letter of Credit No. [___]) (the “Letter of Credit”; capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to such terms in the Letter of Credit) that:

1.  The Beneficiary is making a demand for payment under the Letter of Credit of the sum of $[____], which amount does not exceed the current Stated Amount of the Letter of Credit.

2.  [An Event of Default or an Additional Termination Event (each as defined in the Agreements) has occurred and is continuing with respect to the Company, in which case, the undersigned hereby confirms that the amount of this drawing does not exceed the amount currently due and payable under the Agreements.] [This Letter of Credit has fewer than twenty (20) days remaining prior to the date of expiration and the Beneficiary has not received a replacement letter of credit as and to the extent required by the Agreements, in which case, the undersigned hereby confirms that that the amount of this drawing does not exceed the undrawn face amount of the Letter of Credit.] [NOTE: Select applicable basis on which drawing is being made.]

3.  The amount demanded hereby has been calculated in accordance with the terms of the Agreements.

4.  You are hereby directed to pay the amount so demanded to: [Insert wire transfer instruction].

IN WITNESS WHEREOF, the Beneficiary has executed and delivered this Certificate as of the [__] day of [month], [year].

        Very truly yours,

        [______________________]

        By: ____________________________________
        Name:
        Title:

TXU - *** Confirmation
Annex C - Form of Acceptable Letter of Credit

Annex B

NOTICE OF TRANSFER

[Insert Name of Issuing Bank]

[Insert Address of Issuing Bank]

Attention: Letter of Credit Unit

Ladies and Gentlemen:

*** (the “Transferor”) hereby provides this Notice of Transfer to [___________________] (the “Bank”), with reference to the Bank’s Irrevocable Standby Letter of Credit No. _______ (the “Letter of Credit”; capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to such terms in the Letter of Credit) that: Transferor has transferred its entire right, title and interest in and to the Letter of Credit, which is attached hereto, to [------] (the “Transferee”), and you are hereby instructed to reissue, amend or endorse the Letter of Credit and related Annex to reflect Transferee as the new Beneficiary thereof. Transferor, by execution and delivery of this Notice of Transfer, hereby certifies that the transfer of the Letter of Credit has been made in connection and coincident with the assignment to the Transferee by Transferor of Transferor’s entire right, title and interest in and to, and all of its obligations under, the Agreements and further certifies that (i) the Transferee is not subject to sanctions issued by the U.S. Department of Commerce or to whom such transfer is prohibited by the Foreign Assets Control Regulations or any other United States regulations or laws and (ii) the assignment to the Transferee by Transferor of Transferor’s entire right, title and interest in and to, and all of its obligations under, the Agreements has been made in accordance with the terms thereof.

                        _________________________
                 Authorized Signature

Signature of Guaranteed by:
(Name of Bank)

Authorized Signatory

Date:

TXU - *** Confirmation
Exhibit A - Form of Assignment Agreement

Exhibit A

Form of Assignment Agreement

TXU - *** Confirmation
Exhibit A - Form of Assignment Agreement

ASSIGNMENT AGREEMENT

among

[Insert Name of TXU Generation Development Company LLC’s Affiliate]

a [Insert type of entity]  organized under the laws of [●]

(“Assignor”)

and

***

(“Assignee”)

and

[COMPANY],

a [●] organized under the laws of [●]

(“Counterparty”)

TXU - *** Confirmation
Exhibit A - Form of Assignment Agreement

ASSIGNMENT AGREEMENT

This Assignment Agreement dated [●] [●], 200[●] (the “Agreement”) is among: [Insert Name of TXU Generation Development Company LLC’s Affiliate], a [Insert type of entity] organized under the laws of [●] (the “Assignor”), *** (the “Assignee”), and [COMPANY], a [●] organized under the laws of [●] (the “Counterparty”). Each of Assignor, Assignee and Counterparty are referred to as a “Party” and collectively the “Parties”.

 [Use this clause if there are no stand-alone confirmations and all transactions are under the COMPANY Contract]

(I) WHEREAS the Assignor and the Counterparty are Parties to one or more [master agreements] and/or general terms and conditions, each as described in Schedule “A” attached hereto (collectively, the “COMPANY Contract”) and to those [power/ gas/ derivatives/ other] sale and purchase transactions and certain financial derivative products related thereto (the “Transactions”) entered into pursuant to the COMPANY Contract, copies of the confirmations evidencing such transactions are identified as “Assigned Transactions” on Schedule “B” attached hereto (such Transactions being hereinafter referred to as the “Assigned Transactions”);

 [Use this clause if there are also stand-alone confirmations not under the COMPANY Contract]

(I) WHEREAS the Assignor and the Counterparty are parties to: (i) one or more master agreements and/or general terms and conditions, each as described in Schedule “A” attached hereto (collectively, the “COMPANY Contract”); (ii) those [power/ gas/ derivatives/ other] sale and purchase transactions and certain financial derivative products related thereto (the “Transactions”) entered into pursuant to the COMPANY Contract, copies of the confirmations evidencing such transactions are identified as “Master Confirmations” on Schedule “B” attached hereto (such transactions being hereinafter referred to as the “Master Confirmations”); as well as (iii) certain other Transactions which were confirmed by individual written confirmations, copies of such confirmations evidencing such Transactions also being identified as Stand-Alone Confirmations on Schedule “B” attached hereto (such Transactions being hereinafter referred to as the “Stand-Alone Confirmations”, and together with the Master Confirmations, hereinafter referred to as the “AssignedTransactions”);

(II) WHEREAS the Assignor has agreed to assign to the Assignee and the Assignee has agreed to accept the assignment of, all of the rights, liabilities, duties and obligations of the Assignor under and in respect of the Assigned Transactions but, for certainty, the Assignor will not otherwise assign to the Assignee the COMPANY Contract itself, nor any other Transaction(s) that may be outstanding pursuant to the terms of the COMPANY Contract or any of its rights, title, estate or interest therein;

(III) WHEREAS according to that certain letter agreement between the Assignor and the Assignee dated as of [●] [●], 200[●] (the “Confirmation”), the Assignor will assign to Assignee all of Assignor’s rights, liabilities, duties and obligations with respect to the Assigned Transactions (the “Closing”), subject to the satisfaction of certain conditions precedent, which include obtaining the prior consent of the Counterparty to the transfer by assignment of certain Transactions (including the Assigned Transactions);

(IV) WHEREAS the Counterparty is willing to consent to such assignment and to recognize and accept the Assignee as its counterparty with respect to the Assigned Transactions in the place and stead of the Assignor pursuant to the terms of this Agreement;

1

TXU - *** Confirmation
Exhibit A - Form of Assignment Agreement

 Use this clause because there is an existing *** Master Agreement under which the Assigned Transactions will be transferred. The Assigned Transactions shall not be governed by the COMPANY Contracts.]

(V) AND WHEREAS the Assignee and the Counterparty have agreed that: (i) the Assigned Transactions shall be and be deemed to be severed from the COMPANY Contract and made subject to and form part of the *** master agreement with the counterparty] dated [●] [●], 200[●], [as amended,] between the Assignee and the Counterparty (the “*** Master Agreement” and identified on Schedule “C” hereto);

NOW THEREFORE, for good and valuable consideration (receipt and sufficiency of which are hereby acknowledged), the Parties hereto mutually covenant and agree as follows:

1.
Assignment. The Assignor hereby irrevocably assigns and transfers to the Assignee effective from and including [●] [●], 200[●] (the “Assignment Date”) its entire right, title, estate and interest in and to, and its rights, liabilities, duties and obligations under, such Assigned Transaction, for the Assignee’s sole use and benefit absolutely, subject nevertheless to the terms and conditions of the Assigned Transaction.

2.
Acceptance by Assignee. The Assignee hereby accepts the aforesaid Assigned Transactions effective as of and from the Assignment Date for each such Assigned Transaction, and covenants and agrees with the Assignor and the Counterparty that from and after the Assignment Date it will be bound by, observe and perform, carry out and fulfill all covenants and agreements, duties and obligations required to be observed and performed by the Assignor under the terms of the Assigned Transactions arising from and after the Assignment Date.

3.
Acceptance by Counterparty. Effective as of and from the Assignment Date, the Counterparty hereby consents to assignment and transfer of the Assigned Transactions and accepts the Assignee as the party to perform the obligations of Assignor under the Assigned Transactions pursuant to the terms and conditions of the *** Master Agreement and the Counterparty agrees that it shall not make any claim against the Assignee (including by way of set-off, book-out or termination of the Assigned Transactions) as a consequence of or relating to: (i) any default, breach or non-performance attributable to the Assignor under any Assigned Transaction, the COMPANY Contract or any other transaction entered into pursuant to the COMPANY Contract which default, breach or non-performance arises or has arisen prior to the Assignment Date; or (ii) the observance and performance of the covenants, representations and agreements under any Assigned Transaction, the COMPANY Contract, or any other transaction entered into pursuant to the COMPANY Contract or otherwise prior to the Assignment Date.

4.	Release

(a)
Effective as of and from the Assignment Date, the Counterparty hereby releases and forever discharges the Assignor from further obligations to the Counterparty with respect to the Assigned Transactions identified on Schedule “B” and of and from any and all liability as a consequence of or relating to all manner of action and actions, cause or causes of action, suits, debts, dues, sums of money, claims and demands whatsoever at law or in equity arising out of, or which are in any way related to the Assigned Transactions identified on Schedule “B” after and including the Assignment Date; provided that, for certainty, the foregoing shall not release or discharge the Assignor in respect of the settlement, payment or performance of any liabilities or obligations: (i) arising or accruing prior to the Assignment Date, but which have not been settled, paid or performed as of the Assignment Date; or (ii) due and payable or due to be performed after the Assignment Date, but which accrued with respect to or otherwise related to a

2

TXU - *** Confirmation
Exhibit A - Form of Assignment Agreement

calculation period or delivery period (however defined) ending prior to the Assignment Date (for avoidance of doubt, (i) and (ii) collectively constitute the “Assignor Retained Liabilities”), and all such Assignor Retained Liabilities shall be paid or performed by the Assignor in accordance with the terms of the Assigned Transaction.

(b)
Effective as of and from the Assignment Date, the Assignor hereby releases and forever discharges the Counterparty from further obligations to the Assignor with respect to the corresponding Assigned Transaction and of and from any and all liability as a consequence of or relating to all manner of action and actions, cause or causes of action, suits, debts, dues, sums of money, claims and demands whatsoever at law or in equity, arising out of or which are in any way related to, the Assigned Transactions after and including the Assignment Date; provided that, for certainty, the foregoing shall not release or discharge the Counterparty in respect of the settlement, payment or performance of any liabilities or obligations: (i) arising or accruing prior to the Assignment Date, but which have not been settled, paid or performed as of the Assignment Date; or (ii) due and payable or due to be performed after the Assignment Date, but which accrued with respect to or otherwise related to a calculation period or delivery period (however defined) ending prior to the Assignment Date (for avoidance of doubt, (i) and (ii) collectively constitute the “Counterparty Retained Liabilities”), and all such Counterparty Retained Liabilities shall be paid or performed by the Counterparty in accordance with the terms of each Assigned Transaction.

(c)
The Counterparty and the Assignee each undertake liabilities and obligations towards the other and acquire rights against each other identical in their terms to each Assigned Transaction (and, for the avoidance of doubt, as if the Assignee were the Assignor and with the Counterparty remaining the Counterparty, save for any rights, liabilities or obligations of the Counterparty with respect to any Counterparty Retained Liabilities or the Assignor with respect to any Assignor Retained Liabilities).

5.
Further Assurances.The Assignor agrees that it shall, from time to time and at all times hereafter, execute such further assurances and do all such acts and things as may be reasonably required for the purpose of vesting in the Assignee the rights and obligations of the Assignor in the Assigned Transactions.

6.
Confirmation Under *** Master Agreement. Effective immediately as of the Assignment Date, the Assignee and the Counterparty agree that the Assigned Transactions, for all purposes whatsoever, are and are deemed to be subject to, form part of, and confirmed pursuant to the terms and conditions of the *** Master Agreement on the same basis as if these Assigned Transactions between the Assignor and the Counterparty under the COMPANY Contract had, with effect from and after the Assignment Date, been entered into between the Assignee and the Counterparty under the *** Master Agreement.

7.
No Assignment of COMPANY Contract. The Assignor and the Counterparty confirm and agree that neither the COMPANY Contract nor any right, title, estate or interest therein (other than the Assigned Transactions) are assigned to the Assignee and such COMPANY Contract, other than the Assigned Transactions, remains in full force and effect between the Assignor and the Counterparty, unaffected by this Agreement.

3

TXU - ***Confirmation Exhibit A - Form of Assignment Agreement

8.	Address for Notices.

The address for the Assignee for notices under the Assigned Transactions shall be:

Address:
Facsimile No.:
Telephone No.:
Attention:

The address for the Counterparty for purposes of receiving any notice under this Section 9 shall be:

Address:
Facsimile No.:
Telephone No.:
Attention:

The address for the Assignor for purposes of receiving any notice under this Section 9 shall be:

Address:
Facsimile No.:
Telephone No.:
Attention:

9.	Enurement. This Agreement shall enure to the benefit of and be binding upon the Parties hereto and their respective successors and assigns.

10.
Counterpart Execution. This Agreement may be executed in separate counterparts and delivered by facsimile, each of which when so executed and delivered shall constitute the one and the same original document.

11.
Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts of laws. Any judicial action arising out of, resulting from, or in any way relating to this Agreement shall be brought only in a state or federal court of competent jurisdiction located in the state, county and city of New York, and all parties to this Agreement waive any right to trial by jury in such action. In the event such judicial proceedings are instituted by any party hereto, the prevailing party or parties shall be entitled to award of costs and attorneys' fees incurred in connection with such proceedings.

12.	Representations, Warranties and Covenants.

(a)	Assignor hereby represents and warrants that it has the power and authority to effect the sale, assignment and transfer of the Assigned Transactions and to execute this Agreement.

(b)	Assignee hereby: (i) represents and warrants that it has the power and authority to accept the sale, assignment and transfer of the Assigned Transactions and to execute this Agreement; and (ii) agrees to be bound by the terms of each Assigned Transaction and to

4

TXU - *** Confirmation
Exhibit A - Form of Assignment Agreement

perform all of the obligations thereunder in accordance with the terms thereof and of the *** Master Agreement.

(c)
Counterparty hereby: (i) consents to the foregoing assignment and transfer to Assignee; and (ii) agrees to be bound by the terms of each Assigned Transaction and to perform all of the obligations thereunder in accordance with the terms thereof and of the *** Master Agreement.

(d)
Each Party hereto represents to the others that: (i) this Agreement and, as to Counterparty and Assignee, the Assigned Transactions, do not and will not violate or conflict with its charter or by-laws (or comparable constitutive documents), any statute, law, rule, regulation or ordinance, or any judgment, order, consent order, stipulated agreement, writ, injunction, or decree of, any court, governmental agency or any other regulated entity applicable to it or any agreement to which it is a party or by which it or any of its property is bound; (ii) its obligations hereunder and, as to Counterparty and Assignee, under the Assigned Transactions are legal, valid and binding on it, and enforceable in accordance with their terms; (iii) the execution, delivery and performance of this Agreement, any Assigned Transactions or the performance by Assignor of its obligations thereunder or hereunder does not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to, any court or administrative or governmental body; and (iv) the person signing this Agreement for such Party is an officer, director, and/or partner of such Party and is authorized and duly empowered to do so.

(e)
Each Party hereto represents to the others that it: (i) is not relying upon any representations or warranties of other Parties to this Agreement other than those expressly set forth in this Agreement; (ii) has entered into this Agreement with a full understanding of the material terms and risks of the same; and (iii) has made its decisions (including regarding the suitability thereof) based upon its own judgment and any advice from such advisors as it deemed necessary and not in reliance upon any view expressed by other Parties to this Agreement.

13.
Contingency.  In the event that the Closing with respect to the Assigned Transactions does not occur for any reason within [●] [(●)]days of the date of this Agreement, this Agreement shall terminate as of that date with respect to such Assigned Transaction, and in the event of such termination and with respect to any such Assigned Transaction; (i) this Agreement shall be null and void and of no force and effect; (ii) the Assignor’s interests in the Assigned Transaction shall not be assigned to the Assignee; (iii) any credit support posted by the Assignee or the Counterparty for the benefit of the other party with respect to the Assigned Transaction shall automatically terminate and be of no force and effect (and any guaranty shall be returned to the entity providing such); and (iv) the Assignee and the Counterparty shall have no further obligations to each other with respect to this Agreement or the Assigned Transaction.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK

5

TXU - *** Confirmation
Exhibit A - Form of Assignment Agreement

THIS AGREEMENT executed effective as of the day and year first above written.

            ASSIGNOR:

            [COMPANY Entity]

            By:    ____________________________________
            Name:       ____________________________________
            Title:         ____________________________________

            ASSIGNEE:

            ***

            By:    ___________________________________
            Name:       ___________________________________
            Title:         ___________________________________

            COUNTERPARTY:

            [Insert Name of TXU Generation Development  Company LLC’s Affiliate]

            By:    __________________________________
            Name:       __________________________________
            Title:         __________________________________

6

TXU - *** Confirmation
Exhibit A - Form of Assignment Agreement

SCHEDULE A

“COMPANY Contract”

[See [master agreements] between [Counterparty] and [COMPANY] dated [●] [●], [●]]

7

TXU - *** Confirmation
Exhibit A - Form of Assignment Agreement

SCHEDULE B

“Assigned Transactions”

[See Attached summary and copies of Assigned Transactions]

“Master Confirmations” [See Attached summary and copies of Master Confirmations] “Stand-Alone Confirmations” [See Attached summary and copies of Stand-Alone Confirmations]

8

TXU - *** Confirmation
Exhibit A - Form of Assignment Agreement
SCHEDULE C

“***Master Agreement”

9

TXU - *** Confirmation
Exhibit B - Form of Novation Agreement

Exhibit B

Form of Novation Agreement

TXU - *** Confirmation
Exhibit B - Form of Novation Agreement
NOVATION AGREEMENT

dated as of [●] [●], 200[●] (the “Effective Date”)

AMONG:
[Company] (the “Remaining Party”), [Insert Name of TXU Generation Development Company LLC’s Affiliate] (the “Transferor”)

AND
*** (the “Transferee”).

The Transferor and the Remaining Party have entered into one or more Transactions as identified in the attached Annex 1 (each an “Old Transaction”), each evidenced by one or more Confirmations (each an “Old Confirmation”) attached hereto as Annex 1 subject to one or more [master agreements] between the Remaining Party and the Transferor (each an “Old Agreements”) as identified in the attached hereto Annex 2.

The Remaining Party and the Transferee have entered into one or more [master agreements] (each a “New Agreement”) identified in the attached Annex 3.

With effect from and including [●] [●], 200[●] (the “Novation Date”) the Transferor wishes to transfer by novation to the Transferee, and the Transferee wishes to accept the transfer by novation of, all the rights, liabilities, duties and obligations of the Transferor under and in respect of each Old Transaction, with the effect that the Remaining Party and the Transferee enter into one or more new transactions (each a “New Transaction”) between them having terms identical to those of each Old Transaction, as more particularly described below and as identified in the attached hereto Annex 4.

The Remaining Party wishes to accept the Transferee as its sole counterparty with respect to the New Transactions.

The Transferor and the Remaining Party wish to have released and discharged, as a result and to the extent of the transfer described above, their respective obligations under and in respect of the Old Transactions.

Accordingly, the parties agree as follows: ---

1.    Definitions.

Terms defined in the Old Agreements are used herein as so defined, unless otherwise provided herein.

2.    Transfer, Release, Discharge and Undertakings.

With effect from and including the Novation Date and in consideration of the mutual representations, warranties and covenants contained in this Novation Agreement and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties):

(a)	the Remaining Party and the Transferor are each released and discharged from further obligations to each other with respect to each Old Transaction and their respective rights against each other thereunder are cancelled, provided that such release and discharge shall

*** CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

1

TXU - *** Confirmation
Exhibit B - Form of Novation Agreement

not affect any rights, liabilities or obligations of the Remaining Party or the Transferor with respect to payments or other obligations due and payable or due to beperformed on or prior to the Novation Date, and all such payments and obligations shall be paid or performed by the Remaining Party or the Transferor in accordance with the terms of the Old Transaction;

(b)	in respect of each New Transaction, the Remaining Party and the Transferee each undertake liabilities and obligations towards the other and acquire rights against each other identical in their terms to each corresponding Old Transaction (and, for the avoidance of doubt, as if the Transferee were the Transferor and with the Remaining Party remaining the Remaining Party, save for any rights, liabilities or obligations of the Remaining Party or the Transferor with respect to payments or other obligations due and payable or due to be performed on or prior to the Novation Date);

(c)	each New Transaction shall be governed by and form part of the applicable New Agreement and the Transferee and the Remaining Party shall enter into a New Confirmation specifying the terms of each New Transaction pursuant to the Applicable New Agreement; provided, however, that any failure of either the Transferee or the Remaining Party to enter into such Confirmations shall not affect the rights and obligations of the Transferor pursuant to this Novation Agreement. Each New Transaction shall be deemed confirmed by this Novation Agreement, all applicable Annexes and New Confirmations, and, accordingly, this Novation Agreement, including each Annex, Schedule and Attachment shall be deemed to constitute a “Confirmation” within the meaning of each New Agreement that supplements, form a part of and is subject to the New Agreement;

(d)	the offices of the Remaining Party and the Transferee for purposes of each New Transaction shall be as specified in Annex 5 and the offices of the Transferor for purposes of the Old Transaction shall have been as also specified in Annex 5 attached hereto; the account details of the Transferee and the Remaining Party for each New Transaction will be as set forth on Annex 6 hereto; and

(e)	after the Novation Date, the Remaining Party and the Transferee may issue or exchange Confirmations (each a “Reconfirming Confirmation”) reconfirming each New Transaction confirmed hereby containing terms as set forth or referred to in this Section 2, it being understood and agreed that the failure by either the Transferee or the Remaining Party to issue, exchange or enter into such Reconfirming Confirmation shall not affect either: (A) the respective rights and obligations of the Remaining Party and the Transferee under this Agreement or each New Transaction; or (B) the rights and obligations of the Transferor under this Novation Agreement.

3.  Representations and Warranties

   (a)           On the date of the Novation Agreement:

(i)	Transferee hereby: (A) represents and warrants that it has the power and authority to accept the sale, novation and transfer of each Old Transaction and to execute this Novation Agreement; (B) agrees to be bound by the terms of each New Transaction and to perform all of the obligations thereunder in accordance with the terms thereof on and from the Novation Date; and (C) represents and warrants that the execution, delivery and performance of this Novation Agreement, each New Transaction or the performance by Transferee of its obligations thereunder or hereunder does not and

2

 TXU - *** Confirmation
Exhibit B - Form of Novation Agreement

will not require any consent, approval, authorization or other order of, action by, filing with or notification to, any court or administrative or governmental body.

(ii)	Remaining Party hereby: (A) consents to the foregoing novation and transfer to Transferee; (B) agrees to be bound by the terms of each New Transaction and to perform all of the obligations thereunder in accordance with the terms hereof and thereof on and from the Novation Date; and (C) the execution, delivery and performance of this Novation Agreement, each New Transaction or the performance by the Remaining Party of its obligations thereunder or hereunder does not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to, any court or administrative or governmental body.

(iii)	Transferor hereby represents and warrants: (A) it has the power and authority to effect the sale, novation and transfer of each Old Transaction and to execute this Novation Agreement; and (B) the execution, delivery and performance of this Novation Agreement or the performance by Transferor of its obligations hereunder does not and will not require any further consent, approval, authorization or other order of, action by, filing with or notification to, any court or administrative or governmental body, that has not been obtained.

(b)	The Transferor makes no representation or warranty and does not assume any responsibility with respect to the legality, validity, effectiveness, adequacy or enforceability of any New Transaction or the New Agreement or any documents relating thereto and assumes no responsibility for the condition, financial or otherwise, of the Remaining Party, the Transferee or any other person or for the performance and observance by the Remaining Party, the Transferee or any other person of any of its obligations under any New Transaction or the New Agreement or any document relating thereto and any and all such conditions and warranties, whether express or implied by law or otherwise, are hereby excluded.

(c)	Each of the Remaining Party and the Transferee represents for itself to the other as of the date that it enters into this Novation Agreement that:

(i)
Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into this Novation Agreement and the transactions contemplated hereby (the “Novation Transactions”) and as to whether the Novation Transactions are appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into the Novation Transactions, it being understood that information and explanations related to the terms and conditions of the Novation Transactions shall not be considered to be investment advice or a recommendation to enter into the Novation Transactions. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the Novation Transactions.

(ii)	Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts the terms and conditions and risks of the Novation Transactions. It is also capable of assuming, and assumes, the risks of the Novation Transactions.

3

 TXU - *** Confirmation
Exhibit B - Form of Novation Agreement

(iii)	Status of the Parties. Neither party hereto is acting as a fiduciary for or adviser to any other party hereto in respect of the Novation Transactions; and each party hereto represents to the others that: (A) this Novation Agreement and, on and from the Novation Date, the New Transactions, do not and will not violate or conflict with its charter or by-laws (or comparable constitutive documents), any statute, law, rule, regulation or ordinance, or any judgment, order, consent order, stipulated agreement, writ, injunction, or decree of, any court, governmental agency or any other regulated entity applicable to it or any agreement to which it is a party or by which it or any of its property is bound; (B) its obligations hereunder and, on and from the Novation Date, under the New Transaction are legal, valid and binding on it, and enforceable in accordance with their terms; and (C) the person signing this Novation Agreement for such party is an officer, director, and/or partner of such party and is authorized and duly empowered to do so.

4.	Counterparts.

This Novation Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

5.	Costs and Expenses.

The parties will each pay their own costs and expenses (including legal fees) incurred in connection with this Novation Agreement and as a result of the negotiation, preparation and execution of this Novation Agreement.

6.	Amendments.

No amendment, modification or waiver in respect of this Novation Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

7.	(a)	Governing Law and Jurisdiction.

This Novation Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to the conflict of laws provisions thereof. Any judicial action arising out of, resulting from, or in any way relating to this Novation Agreement may be brought in a state or federal court of competent jurisdiction located in the state, county and city of New York.

(b)	Waiver of Jury Trial.

Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Novation Agreement. Each party certifies that no representative, agent or attorney of the other party has represented, expressly or otherwise, that such other party would not, in the event of such a suit action or proceeding, seek to enforce the foregoing waiver.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

4

TXU - *** Confirmation
Exhibit B - Form of Novation Agreement

IN WITNESS WHEREOF the parties have executed this Novation Agreement on the respective dates specified below with effect from and including the Effective Date.

(Name of Remaining Party)	(Name of Transferor)

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

Name of Transferee

By:
Name:
Title:
Date:

5

 TXU - *** Confirmation
Exhibit B - Form of Novation Agreement

ANNEX 1

[Old Transactions to be discharged - listed; and
Old Confirmations in Parts A-Z (if not listed, then actually attached)]

------------------------------------------
ANNEX 2

[Old Agreements - listed]

--------------------------------------------
ANNEX 3

New Agreements
Between
Transferee and [Remaining Party]

--------------------------------------------
ANNEX 4

[New Transactions (Confirmations in Parts A - Z)]

------------------------------------------

ANNEX 5

[Offices of Transferor; Remaining Party and the Transferee]

-------------------------------------

ANNEX 6

[Transferee account details
Remaining Party account details]

6

TXU - *** Confirmation
Exhibit A - Form of Assignment Agreement

ASSIGNMENT AGREEMENT

among

[Insert Name of TXU Generation Development Company LLC’s Affiliate]

a [Insert type of entity]  organized under the laws of [●]

(“Assignor”)

and

***

(“Assignee”)

and

[COMPANY],

a [●] organized under the laws of [●]

(“Counterparty”)

Dated as of [●] [●], [●]

*** CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

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